UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Mativ Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

March 17, 2023
TO OUR STOCKHOLDERS:
On behalf of the Board of Directors and management of Mativ Holdings, Inc., I cordially invite you to the Annual Meeting of Stockholders on Thursday, April 20, 2023 at 11:00 a.m. Eastern Time via live audio webcast in a virtual meeting format at https://web.lumiagm.com/297731529. This will be our first Annual Meeting of Stockholders following the completion of the merger on July 6, 2022, of Schweitzer-Mauduit International, Inc. and Neenah, Inc., resulting in our combined company, Mativ Holdings, Inc.
Details about the virtual Annual Meeting, nominees for election to the Board of Directors and other matters to be acted on at the Annual Meeting are presented in the Notice of Annual Meeting and Proxy Statement that follow.
It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by marking and dating the enclosed proxy card. If you wish to vote in accordance with the Board’s recommendations, all you need to do is sign and date the card. You may also vote over the Internet prior to the Annual Meeting by following the instructions on the enclosed proxy card.
Please complete and return the proxy card in the enclosed envelope or vote over the Internet prior to the Annual Meeting whether or not you plan to attend the virtual Annual Meeting. If you do attend the virtual meeting and wish to change your prior vote, you may do so at that time.
Thank you for your support.
Sincerely,
John D. Rogers
Chair, Board of Directors

MATIV HOLDINGS, INC.
100 North Point Center East, Suite 600
Alpharetta, Georgia 30022-8246
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
March 17, 2023
The Annual Meeting of Stockholders of Mativ Holdings, Inc. will be held via live audio webcast in a virtual meeting format at https://web.lumiagm.com/297731529 (Password: “mativ2023”) on Thursday, April 20, 2023 at 11:00 a.m. Eastern Time for the following purposes:
1.
To elect the three nominees for director named in the attached proxy statement for terms expiring at the 2026 Annual Meeting of Stockholders;

2.
To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2023;

3.
To hold a non-binding advisory vote to approve executive compensation;

4.
To hold a non-binding advisory vote to approve the frequency of the advisory vote regarding executive compensation; and

5.
To transact such other business as may properly be brought before the meeting or any adjournments or postponements thereof.

We currently are not aware of any other business to be brought before the Annual Meeting.
You may vote all shares that you owned as of March 1, 2023, which is the record date for the Annual Meeting. A majority of the outstanding shares of our common stock must be represented either virtually in person or by proxy to constitute a quorum at the Annual Meeting for the conduct of business. Your vote is important. I urge you to sign, date and promptly return the enclosed proxy card in the enclosed business reply envelope. No postage is required if mailed in the United States. You may also vote over the Internet prior to the Annual Meeting by following the instructions on the enclosed proxy card. The attached Proxy Statement includes important information regarding the virtual Annual Meeting, including what you need to do in order to participate.
Sincerely,

Ricardo Nuñez
Chief Legal Officer, Secretary and Chief Compliance Officer
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 20, 2023. Our Proxy Statement and the Mativ Holdings, Inc. 2022 Annual Report on Form 10-K are available online at our Investor Relations website at http://ir. mativ.com/.

i

MATIV HOLDINGS, INC.
100 North Point Center East, Suite 600
Alpharetta, Georgia 30022-8246
PROXY STATEMENT
INTRODUCTION
This Proxy Statement and the accompanying proxy card are being furnished to the stockholders of Mativ Holdings, Inc., a Delaware corporation, formerly known as Schweitzer-Mauduit International, Inc. and referred to as either the “Company” or “Mativ,” in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof. The Company intends to mail this Proxy Statement and proxy card, together with the 2022 Annual Report to Stockholders, on or about March 17, 2023. This will be the first Annual Meeting of Stockholders following the completion of the merger on July 6, 2022, of Schweitzer-Mauduit International, Inc. (“SWM”) and Neenah, Inc. (“Neenah”), resulting in the combined company, Mativ Holdings, Inc. (the “Merger”).
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
When and Where is the Annual Meeting?
The Annual Meeting will be held via live audio webcast on April 20, 2023, at 11:00 a.m. Eastern Time, in a virtual meeting format at https://web.lumiagm.com/297731529 (Password: “mativ2023”). As this year’s Annual Meeting will be conducted virtually, please do NOT travel to the Company’s corporate headquarters for the Annual Meeting.
How May I Participate in the Virtual Annual Meeting?
You may attend the virtual Annual Meeting, ask questions, and vote your shares during the Annual Meeting at https://web.lumiagm.com/297731529. If you are a stockholder of record as of March 1, 2023, the record date for the Annual Meeting, you should click on “I have a login,” enter the control number found on your proxy card you previously received, and enter the password “mativ2023” (the password is case sensitive).
If your shares are held in “street name” through a broker, bank or other nominee , in order to participate in the virtual Annual Meeting you must first obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”) you held as of the record date, your name and email address. You then must submit your legal proxy with a request for registration to American Stock Transfer & Trust Company: (1) by email to proxy@astfinancial.com; (2) by facsimile to 718-765-8730; or (3) by mail to American Stock Transfer & Trust Company, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration must be labeled as “Legal Proxy” and be received by American Stock Transfer & Trust Company no later than 5:00 p.m. Eastern time on April 19, 2023. After processing your request, American Stock Transfer & Trust Company will send you your login information for the Annual Meeting.
Online check-in will begin at 10:45 a.m. Eastern Time. We encourage you to access the Annual Meeting prior to the start time, leaving ample time for the check-in process. We will post a recording of the entire meeting, including appropriate questions received during the meeting and the Company’s answers, on http://ir.mativ.com/ as soon as practicable after the Annual Meeting.
As always, you are encouraged to vote your shares prior to the Annual Meeting.
What is the Purpose of the Annual Meeting?
At the Annual Meeting, stockholders will act upon the matters listed in the attached Notice of Annual Meeting of Stockholders, including (i) to elect three directors for terms expiring in 2026; (ii) to ratify the Audit Committee’s selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2023; (iii) to hold a non-binding advisory vote to approve executive compensation; and (iv) to hold a non-binding advisory vote to approve the frequency of the advisory vote regarding executive compensation.
We currently are not aware of any business to be acted upon at the Annual Meeting other than that described in this Proxy Statement. If, however, other matters are properly brought before the Annual Meeting, or any adjournment or postponement of the Annual Meeting, your proxy includes discretionary authority on the part of the individuals appointed to vote your shares to act on those matters according to their best judgment.
Adjournment of the Annual Meeting may be made for the purpose of, among other things, soliciting additional proxies to obtain a quorum. Any adjournment may be made from time to time by the chair of the Annual Meeting.
Who May Attend the Annual Meeting?
All stockholders of record at the close of business on March 1, 2023, the record date for the Annual Meeting, or their duly appointed proxies may attend the Annual Meeting. Although we encourage you to promptly complete and return the attached proxy card by mail or vote over the Internet to ensure your vote is counted, you may also attend the Annual Meeting and vote your shares virtually in person.
What Constitutes a Quorum for Purposes of the Annual Meeting?
A quorum for the Annual Meeting will be a majority of the issued and outstanding shares of the Company’s Common Stock, virtually present in person or represented by proxy at the Annual Meeting. Abstentions and “broker non-votes” are counted as present for purposes of determining a quorum.
Can I Ask Questions at the Virtual Annual Meeting?
Yes. Stockholders as of the record date who properly log in and participate in our virtual Annual Meeting will have an opportunity to submit questions live via the Internet during a designated portion of the meeting. During the question and answer session, we intend to answer all questions submitted during the meeting which are pertinent to the Company and the meeting matters, as time permits.
What if I Don’t Have Internet Access?
Stockholders of record can call (833) 729-4775 (toll-free) or (830) 213-7699 (international) and use their control number to listen to the meeting proceedings. You will not be able to vote your shares during the Annual Meeting.
Who is Entitled to Vote at the Annual Meeting?
Each stockholder of record at the close of business on March 1, 2023, the record date for the Annual Meeting, will be entitled to one vote for each share registered in such stockholder’s name. As of March 1, 2023, there were 55,042,862 shares of Common Stock outstanding.
Participants in the Company’s Retirement Savings Plan, the Neenah, Inc. 401(k) Plan and the Neenah, Inc. Retirement Contribution Plan (093861) (the “Plans”) may vote the number of shares they hold in that plan. The number of shares shown on a participant’s proxy card includes the stock units the participant holds in the Plans and serves as a voting instruction to the trustee of the Plans for the account in the participant’s name. Information as to the voting instructions given by individuals who are participants in the Plans will not be disclosed to the Company.
A list of stockholders entitled to vote at the Annual Meeting will be available to stockholders for examination 10 days prior to the Annual Meeting. To review the list of stockholders, please contact Investor Relations at investors@mativ.com.
How May I Vote My Shares?
If you are a stockholder of record and hold your shares in your own name with our transfer agent, American Stock Transfer & Trust Company, you can vote by completing, signing, dating and mailing the enclosed proxy card to American Stock Transfer & Trust Company in the envelope provided. Proxy cards received prior to the Annual Meeting will be voted as instructed. You may also vote over the Internet until 11:59 p.m. Eastern Time the day before the Annual Meeting by following the instructions on the enclosed proxy card or you may vote during the virtual Annual Meeting.
If your shares are held in “street name” (i.e., if they are held through a broker, bank or other nominee), you may receive a separate voting instruction form with this Proxy Statement, or you may need to contact your broker, bank or other nominee to determine whether you will be able to vote electronically by using the Internet or by telephone prior to the Annual Meeting. If your shares are held in “street name” and you wish to vote online during the virtual Annual Meeting, you must obtain a legal proxy from the record holder (the broker, bank or other nominee) giving you the right to vote your shares at the Annual Meeting. You may then participate in the Annual Meeting by following the instructions provided above under “How May I Participate in the Virtual Annual Meeting?”
If your vote is received before the Annual Meeting, the named proxies will vote your shares as you direct. If you return a validly executed proxy but do not make voting selections, your shares will be voted in accordance with the Board’s recommendations on each proposal, discussed below.
How Does the Board Recommend that I Vote?
The Board unanimously recommends that you vote:
•
FOR the three nominees for election to the Board named in Proposal One — Election of Directors;

•
FOR Proposal Two — Ratification of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2023;

•
FOR Proposal Three — Non-Binding Advisory Vote to Approve Executive Compensation; and

•
FOR a frequency of every ONE YEAR on Proposal Four — Non-Binding Advisory Vote to Approve the Frequency of the Advisory Vote on Executive Compensation.

What Vote is Required to Approve Each Proposal?
Proposal One — Election of Directors. Directors will be elected by a plurality vote of shares of the Company’s Common Stock as of the record date virtually present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the individuals who receive the greatest number of votes cast “FOR” will be elected as directors, up to the maximum number of directors to be chosen at the meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Votes may be cast in favor of, or withheld from, each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect.
Proposal Two — Ratification of the Selection of the Independent Registered Public Accounting Firm. The vote will be decided by the affirmative vote of a majority of shares of the Common Stock as of the record date virtually present in person or represented by proxy and entitled to vote on the subject matter.
Proposal Three — Non-Binding Advisory Vote to Approve Executive Compensation. The vote will be decided by the affirmative vote of a majority of shares of the Common Stock as of the record date virtually present in person or represented by proxy and entitled to vote on the subject matter. This is an advisory vote and is not binding on the Board of Directors. However, the Compensation Committee and the Board of Directors expect to take into account the outcome of the vote when considering future decisions regarding executive compensation.
Proposal Four — Non-Binding Advisory Vote To Approve the Frequency of the Advisory Vote on Executive Compensation. The vote shall be decided by the affirmative vote of a plurality of shares of the Common Stock as of the record date virtually present in person or represented by proxy and entitled to vote on the subject matter. A “plurality” for Proposal Four means the choice of frequency that receives the greatest number of votes cast will be considered the preference of our stockholders. This is an advisory vote and is not binding on the Board of Directors. However, our Compensation Committee and Board of Directors expect to take into account the outcome of the vote when considering the frequency of future non-binding advisory votes to approve executive compensation.
What Happens if I Do Not Vote My Shares?
We encourage you to vote. Voting is an important stockholder right and helps to establish a quorum for the conduct of business. Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. In tabulating the voting result for any particular proposal, abstentions and, if applicable, broker non-votes are not counted as votes “FOR” or “AGAINST” (or “WITHHOLD” for) the proposals. Accordingly, abstentions will have no effect on Proposal One, since only votes “FOR” a director nominee will be considered in determining the outcome and, similarly, will have no effect on Proposal Four regarding the non-binding advisory vote to approve the frequency of the advisory vote on executive compensation. Because they are considered to be present and entitled to vote for purposes of determining voting results, abstentions will have the effect of a vote “AGAINST” Proposals Two and Three.
Under the New York Stock Exchange (“NYSE”) rules, if your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares only on certain “routine” matters. Proposal Two is a “routine” matter under NYSE rules and, as such, your broker is permitted to exercise discretionary voting authority to vote your shares “FOR” or “AGAINST” the proposal in the absence of your instruction. The other proposals are not considered “routine” matters. Accordingly, if you do not direct your broker how to vote on such proposals, your broker may not exercise discretionary voting authority and may not vote your shares. This is called a “broker non-vote,” and although your shares will be considered to be represented by proxy at the Annual Meeting and counted for quorum purposes as discussed above, they are not considered to be shares “entitled to vote” on those proposals and will not be counted as having been voted on the applicable proposals. Therefore, they will not have the effect of a vote for or against (or withheld from) such proposals.
How Can I Revoke My Proxy or Change My Vote?
At any time before it is voted, any proxy may be revoked by the stockholder who granted it by (i) delivering to the Company’s Chief Legal Officer, Secretary and Chief Compliance Officer at the Company’s principal executive office another signed proxy card or a signed document revoking the earlier proxy or (ii) voting online during the virtual Annual Meeting. You may also change your previously submitted vote by submitting a subsequent vote over the Internet prior to the Annual Meeting. The last vote received prior to the Annual Meeting will be the one counted.
If your shares are held in “street name” (i.e., if they are held through a broker, bank or other nominee), you may submit new voting instructions by contacting your broker, bank or other nominee. At any time before your previously submitted vote or previously granted proxy is voted, you may change such vote or revoke such proxy online during the Annual Meeting if you obtain a legal proxy from the record holder (the broker, bank or other nominee) giving you the right to vote the shares and have followed the instructions to participate in the meeting provided above under “How May I Participate in the Virtual Annual Meeting?”.
Who Pays for the Proxy Solicitation?
The Company has engaged the firm of Georgeson LLC, to assist in distributing and soliciting proxies for a fee of approximately $13,500, plus reasonable out-of-pocket expenses. However, the proxy solicitor fee is only a small fraction of the total cost of the proxy process. A significant expense in the proxy process is printing and mailing the proxy materials. The Company will reimburse brokers, fiduciaries and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees of the Company will not receive any additional compensation in connection with such solicitation. The Company will pay the entire cost of the proxy solicitation.
Who Will Count the Vote?
American Stock Transfer & Trust Company has been engaged to tabulate stockholder votes and act as our independent inspector of election for the Annual Meeting.

Who Can Help Answer Any Other Questions I Might Have?
If you have any questions concerning the virtual Annual Meeting (including accessing the meeting by virtual means) or would like additional copies of the Proxy Statement or need help voting your shares of Common Stock, please contact our transfer agent: American Stock Transfer & Trust Company, at help@astfinancial.com or call the Shareholder Services Department at 1 (800) 937-5449 or (718) 921-8124.

STOCK OWNERSHIP
Significant Beneficial Owners
The following table shows the persons known to the Company as of March 1, 2023 to be the beneficial owners of more than 5% of the outstanding shares of the Company’s Common Stock. In furnishing the information below, the Company has relied solely on information filed with the Securities and Exchange Commission (the “SEC”) by the beneficial owners.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class*	Sole Voting Power	Shared Voting Power	Sole Investment Power	Shared Investment Power
BlackRock Inc.(1) 55 East 52nd Street New York, NY 10055	8,854,358	16.08%	8,756,088	0	8,854,358	0
The Vanguard Group, Inc.(2) 100 Vanguard Blvd. Malvern, PA 19355	6,567,414	11.93%	0	47,391	6,469,101	98,313
Rubric Capital Management LP(3) 155 East 44th St, Suite 1630 New York, NY 10017	3,020,000	5.48%	0	3,020,000	0	3,020,000
Allspring Global(4) 525 Market St, 10th Fl San Francisco, CA 94105	4,057,312	7.37%	3,917,250	0	4,057,312	0

*
Percentages are calculated based on 55,042,862 shares of Common Stock issued and outstanding on March 1, 2023.

(1)
Based solely on information contained in a Schedule 13G/A filed on January 26, 2023 by BlackRock Inc. to report its beneficial ownership of Common Stock.

(2)
Based solely on information contained in a Schedule 13G/A filed on February 9, 2023 by The Vanguard Group, Inc. to report its beneficial ownership of Common Stock.

(3)
Based solely on information contained in a Schedule 13G filed on February 10, 2023 by Rubric Capital Management LP (“Rubric Capital”) and David Rosen (“Rosen”) to report its beneficial ownership of Common Stock. Rubric Capital and Rosen each reported shared voting power and shared investment power with respect to 3,020,000 shares of Common Stock.

(4)
Based solely on information contained in a Schedule 13G filed on January 13, 2023 by Allspring Global Investments Holdings, LLC (“AGIH”), Allspring Global Investments, LLC (“AGI”), and Allspring Funds Management, LLC (“AFM”) to report their beneficial ownership of Common Stock. AGIH reported sole voting power with respect to 3,917,250 shares of Common Stock and sole investment power with respect to 4,057,312 shares of Common Stock. AGI reported sole voting power with respect to 628,128 shares of Common Stock and sole investment power with respect to 4,050,603 shares of Common Stock. AFM reported sole voting power with respect to 3,289,122 shares of Common Stock and sole investment power with respect to 6,709 shares of Common Stock. Prior to its sale on November, 1, 2021, AGIH was a subsidiary of Wells Fargo & Company, and prior to that date, its holdings were included on Schedules 13G filed by Wells Fargo & Company, LLC.

Directors and Executive Officers
To assure that the interests of directors and executive officers are aligned with the Company’s stockholders, the Company requires both directors and key executive officers (including all of the Company’s Named Executive Officers, as described in the section entitled “Executive Compensation — Compensation Discussion & Analysis”) to own minimum amounts of Common Stock within five years of becoming subject to the policy. Either directly or through deferred compensation accounts, each director must hold equity, or equity equivalents, in an amount at least equal in value to five times the value of the directors’ annual Board cash retainer. Each Named Executive Officer must hold vested equity equal to a multiple (from two to five), depending on the position held, of his or her annual base salary. As of the date of this Proxy Statement, all directors and Named Executive Officers have met the guidelines or are within the five year period to be in compliance with these stock ownership guidelines.
The following table sets forth information as of March 1, 2023 regarding the number of shares of Common Stock beneficially owned by all directors and nominees, by each Named Executive Officer and by all directors and executive officers as a group. In addition to shares of Common Stock they own beneficially, certain directors as of the date of this Proxy Statement have at some point deferred part of their compensation from the Company through a deferred compensation plan for non-employee directors, explained in more detail under “Compensation of Directors” below. Under such plan, each director holds the equivalent of stock units in a deferral account. Unless otherwise indicated in a footnote, each person listed below possesses sole voting and investment power with respect to the shares indicated as beneficially owned by that person.
DIRECTOR AND EXECUTIVE OFFICER BENEFICIAL OWNERSHIP TABLE
Name of Individual or Identity of Group	Amount and Nature of Beneficial Ownership	Number of Deferred Stock Units(1)	Percent of Class(2)
William M. Cook(3)	17,436	2,152	*
Omar Hoek(4)	81,109	0	*
Jeffrey J. Keenan(3)	300,000	4,422	*
Jeffrey Kramer(5)(6)	266,534	0	*
Marco Levi(3)	16,101	0	*
Ricardo Nuñez(7)	147,824	0	*
Tracey Peacock(8)	30,397	0	*
Kimberly E. Ritrievi(3)	20,640	2,211	*
Michael Rickheim(9)	45,244	0	*
John D. Rogers(3)	47,235	4,124	*
Julie A. Schertell(3)	196,536	0	*
Shruti Singhal(3)	3,270	0	*
Tony R. Thene(3)	10,796	0	*
R. Andrew Wamser, Jr.(10)	221,976	0	*
Anderson D. Warlick(3)	75,013	4,537	*
All directors and executive officers as a group (12 persons)	1,102,071	17,446	2.01%

(1)
Represents the equivalent of stock units, including accumulated dividends, held in deferral accounts.

(2)
Percentages are calculated based on 55,042,862 shares of Common Stock issued and outstanding on March 1, 2023, plus shares deemed outstanding pursuant to Rule 13d-3(d)(1). An asterisk shows ownership of less than 1% of the shares of Common Stock outstanding.

(3)
In addition, each then-serving director receives $23,750 in stock on the first day of each calendar quarter, based on the applicable stock price. Based on the closing stock price on March 1, 2023 of $26.03, each director would receive 912 shares of common stock on April 1, 2023.

(4)
Mr. Hoek separated from the Company effective March 1, 2023.

(5)
All shares held jointly with Dr. Kramer’s wife.

(6)
In connection with the closing of the Merger, Dr. Kramer tendered his resignation as the Company’s Chief Executive Officer, but continued to provide services to the Company as a strategic advisor to Ms. Schertell, as described below.

(7)
Includes 45,933 restricted shares subject to vesting requirements, for which Mr. Nuñez has voting rights.

(8)
In connection with the closing of the Merger, Ms. Peacock resigned from the Company on July 6, 2022.

(9)
Includes 7,809 restricted stock units that will vest on April 6, 2023.

(10)
Includes 72,011 restricted shares subject to vesting requirements, for which Mr. Wamser has voting rights.

Hedging and Pledging Policy
The Company’s insider trading policy prohibits directors and key executives (including all Named Executive Officers) from directly or indirectly hedging or pledging any of the Company’s equity securities. No shares listed in the table above are pledged as security.
Hedging is defined in the policy to include any instrument or transaction, including put options and forward-sale contracts, through which such director or key executive would offset or reduce exposure to the risk of price fluctuations in the Company’s stock. In addition, the Company strongly discourages all other employees from engaging in similar arrangements with respect to Company stock, and any employee who wishes to enter into such an arrangement must seek prior approval from our Chief Legal Officer.
The policy also generally prohibits all officers, directors and employees of the Company (and its subsidiaries, independent contractors or consultants) from, among other things, engaging in short sales or transactions in publicly traded options, puts, calls or other derivative securities based on the Company’s equity securities on an exchange or any other organized market.
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and executive officers and persons who own more than 10% of a registered class of the Company’s equity securities to file reports with the SEC regarding beneficial ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).
Based solely on a review of copies of such reports filed with the SEC and written representations from the Company’s directors and executives that no other reports were required, the Company believes that all of its directors, executive officers and greater than 10% stockholders complied with the reporting requirements of Section 16(a) applicable to them since January 1, 2022, other than six late Form 4 filings for Jeffrey J. Keenan, one late Form 4 filing for Julie Schertell, one late Form 4 filing for Michael Rickheim, one late Form 4 filing for Ricardo Nuñez and one late Form 4 filing for R. Andrew Wamser, Jr.

PROPOSAL ONE
ELECTION OF DIRECTORS
Overview of Our Nominees and Continuing Directors
Board Structure
The Company’s By-Laws provide that the number of directors on its Board shall be fixed by resolution of the Board from time to time and, until otherwise determined, shall not be less than six nor more than twelve. However, in connection with the Merger, the By-Laws were amended to provide that during the “Governance Period” (until the date of the annual meeting of stockholders held in 2025, or December 31, 2025, if an annual meeting is not held in 2025), the number of directors constituting the entire Board shall be fixed at nine directors, (i) five of whom to be designated by SWM prior to the Merger (Dr. Rogers, as non-executive Chair, Dr. Kimberly E. Ritrievi, Anderson D. Warlick, Jeffrey Keenan and Marco Levi) and (ii) four of whom to be designated by Neenah prior to the Merger (Julie A. Schertell, Shruti Singhal, Tony R. Thene and William M. Cook). During the Governance Period, the SWM or Neenah affiliated directors, voting as a separate group, also have the right to fill vacancies on the Board created by the resignation, disqualification, removal from office or death of a director within each group.
The Board is divided into three classes of directors of the same or nearly the same number. The table below shows the allocation of our directors and nominees across the three classes:
Class I – Current Term Ending at 2023 Annual Meeting	Class II – Current Term Ending at 2024 Annual Meeting	Class III – Nominees for Election at 2025 Annual Meeting
Jeffrey J. Keenan	Shruti Singhal	Julie A. Schertell
Marco Levi	Tony R. Thene	Kimberly E. Ritrievi, ScD
William M. Cook	Anderson D. Warlick	John D. Rogers, PhD
Board Succession Planning
The Board, through its Nominating & Governance Committee, regularly reviews the particular skill sets required by the Board based on the nature of the Company’s business, strategic plans and regulatory challenges as well as the current performance of the incumbent directors. The Nominating & Governance Committee expects to continue to seek director candidates to replace current directors as they retire.
The By-Laws of the Company provide that a director is not eligible for election or re-election after his or her 72nd birthday but allows the Board to make an exception to this policy when it believes that nomination is in the best interests of the Company’s stockholders.
Nominees for Director
Upon recommendation of the Nominating & Governance Committee, the Board has nominated Marco Levi, Jeffrey Keenan and William M. Cook for election to the Board as Class I directors to serve a three-year term ending at the 2026 Annual Meeting of Stockholders. If elected by our stockholders, Messrs. Levi, Keenan and Cook will hold office until his successor has been elected and qualified or until the director’s earlier resignation or removal. Messrs. Levi, Keenan and Cook are current members of the Board.

The Board has determined that Messrs. Levi, Keenan and Cook are independent pursuant to the independence standards of the SEC, the NYSE and the Company. Each nominee for director has consented to serve if elected. Should the nominees become unable to serve, proxies may be voted for another person designated by the Board. Proxies can only be voted for the number of persons named as nominees in this Proxy Statement.
Board Recommendation
The Board of Directors unanimously recommends a vote FOR the election to the Board of each of the three nominees for director.
Background Information on Nominees and Continuing Directors
The names of the nominees and the directors continuing in office, their ages as of the date of the Annual Meeting, their principal occupations and public company directorships during at least the past five years and certain other biographical information are set forth on the following pages.
Nominees for Election to the Board of Directors
William M. Cook Age: 69 Director Since: 2022
Business Experience:
•
President and Chief Executive Officer, Donaldson Company, Inc., 2004 – 2015

•
Various leadership roles at Donaldson Company, Inc., 1980 – 2004

Public Company Directorships:
•
Chairman of the Board, IDEX Corporation, 2020 – 2022; Director, IDEX Corporation, 2008 – 2022

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Director, AXALTA Coating Systems, Ltd., since 2019

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Director, Neenah Inc., 2016 – 2022

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Director, Valspar Corporation, 2010 – 2017

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Chairman of the Board, Donaldson Company, Inc., 2005 – 2016

Jeffrey J. Keenan Age: 65 Director Since: 2016
Business Experience:
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Senior Advisor of Roark Capital Group, a private equity firm, 2015 – February 2020

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President and Chief Compliance Officer of Roark Capital Group, 2006 – 2015

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Co-Founder and Chairman of IESI Corporation, 1996 – 2005

Marco Levi Age: 63 Director Since: 2017
Business Experience:
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Chief Executive Officer, Ferroglobe PLC, a mining and metals company, since January 2020

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Chief Executive Officer, Thermission AG, a metals finisher, May 2018 – December 2019

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President and Chief Executive Officer, Ahlstrom Corporation, 2014 – 2016

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Senior Vice President and Business President of Emulsion Polymers, Styron Corporation, 2010 – 2014

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Global Business Unit Director, Elastomers- Synthetic Rubber-Specialty Packaging-Plastic Additives, The Dow Chemical Company, 2006 – 2009

Public Company Directorships:
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Director of Ferroglobe PLC, since 2020

Members of Board of Directors Continuing in Office
Julie A. Schertell Age: 54 Director Since: 2022
Business Experience:
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President & Chief Executive Officer of the Company, since July 2022

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President & Chief Executive Officer, Neenah, Inc., a global manufacturers of specialty materials, May 2020 – July 2022

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Chief Operating Officer of Neenah, Inc., January 2020 – May 2020

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Various leadership roles at Neenah, Inc., 2008 – 2020

Public Company Directorships:
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Director, Neenah Inc., 2020 – 2022

Shruti Singhal Age: 53 Director Since: 2022
Business Experience:
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Chief Executive Officer, Chroma Color Corporation, a leading formulator, and specialty color and additive concentrates supplier, since 2021

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President, DSM’s Engineering Materials Business, 2019 – 2021

Public Company Directorships:
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Director, Neenah Inc., 2021 – 2022

Tony R. Thene Age: 62 Director Since: 2022
Business Experience:
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Chief Executive Officer, Carpenter Technology Corporation, a leader in specialty alloy-based materials and process solutions, since 2015

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Chief Financial Officer, Carpenter Technology Corporation, 2013 – 2015

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Chief Financial Officer, Engineered Products and Solutions Business Group at Alcoa, Inc., 2010 – 2013

Public Company Directorships:
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Director, Carpenter Technology Corporation, since 2015

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Director, Neenah Inc., 2019 – 2022

Kimberly E. Ritrievi, ScD Age: 64 Director Since: 2018
Business Experience:
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President, The Ritrievi Group, LLC, a private investment firm, since 2005

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Various leadership roles at Goldman Sachs & Co., 1997 – 2004

Public Company Directorships:
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Director of Tetra Tech, Inc., since 2013

John D. Rogers, PhD Age: 61 Director Since: 2009
Business Experience:
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President, Chief Executive Officer and Director of CFA Institute, an association of investment professionals, 2009 – 2014

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Founding Partner & Principal of Jade River Capital Management, LLC, 2007 – 2008

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President and Chief Executive Officer, Invesco Institutional N.A., Senior Managing Director and Head of Worldwide Institutional Business, AMVESCAP Plc, 2003 – 2006

Anderson D. Warlick Age: 65 Director Since: 2009	Business Experience: • Chairman and Chief Executive Officer of Parkdale, Inc., a textile and consumer products company, and its subsidiaries, since 2000

Director Biographies and Qualifications for Service on the Company’s Board
Summary of Skills, Experience, and Attributes of Director Nominees and Directors
Our directors and director nominees bring a diversity of expertise, experience, skills, and attributes to the Board. The following director skills matrix highlights the balanced mix of skills, experience and attributes that are most relevant to our Company. Further information on each individual director, including his or her qualifications for service on the Board, is set forth below in the director biographies.
Skills and Experience	W. Cook	J. Keenan	M. Levi	K. Ritrievi	J. Rogers	A. Warlick	J. Schertell	S. Singhal	T. Thene
Current/Former CEO	X	X	X		X	X	X	X	X
Public Company Board Experience	X	X	X	X	X	X			X
Strategic Leadership	X	X	X	X	X	X	X	X	X
Audit/Accounting/ Financial Statements	X	X		X	X	X	X		X
M&A/Integration/ Transformation	X	X	X	X	X	X	X	X	X
Industrial/ Manufacturing Sector Experience	X	X	X			X	X	X	X
International Experience	X	X	X	X	X	X	X	X
Investor Relations	X	X	X	X	X		X	X	X
Innovation/R&D	X		X	X		X	X	X
Human Capital	X		X	X	X	X	X	X	X
Executive Compensation	X		X			X	X	X	X
Advertising/ Marketing/Sales			X			X	X	X	X
Communications			X			X	X	X	X
Enterprise Risk Management	X	X	X	X	X	X	X	X	X
Legal/Regulatory		X				X		X	X
ESG/Sustainability		X	X	X		X	X	X	X
Attributes	W. Cook	J. Keenan	M. Levi	K. Ritrievi	J. Rogers	A. Warlick	J. Schertell	S. Singhal	T. Thene
Gender Diversity
Male	X	X	X		X	X		X	X
Female				X			X
Racial Diversity
Asian/Pacific Islander								X
White/Caucasian	X	X	X	X	X	X	X		X
Jeffrey J. Keenan
Mr. Keenan is the former President, Chief Operating Officer and Chief Compliance Officer of Roark Capital Group, a private equity fund with more than $30 billion of capital under management, most recently holding the position of senior advisor from 2015 to February 2020. While at Roark Capital Group, he led the firm’s investments in environmental services, including Waste Pro, GFL Environmental, Solterra, and Qualawash. His prior experience includes senior leadership and board roles in over 20 portfolio companies, and senior leadership roles at AEA Investors and Oak Hill Capital. In addition to his diverse experience and private equity background, Mr. Keenan was also a founder and executive chairman of IESI Corporation from 1996 to 2005. IESI Corporation was sold in 2005 for more than $1 billion after completing more than 160 environmental services acquisitions including collection companies, transfer stations and landfills.

Mr. Keenan currently serves as a director and investor in Capital Waste Service, Live Oak Environmental, and EcoSouth Services, all environmental services companies. Mr. Keenan has broad-based business skills that add value to the Board’s oversight of the Company, including strategic planning, financial and U.S. and international tax expertise as well as deep experience in multiple industries. Mr. Keenan serves on the Company’s Audit Committee, is one of the Audit Committee’s financial experts and serves on Nominating & Governance Committee.
Marco Levi
Mr. Levi has over thirty years of experience in the Mine & Metals, chemicals, plastics and specialty paper and composites industries. His record of successfully running global materials technology businesses brings proven leadership to the Board. He is currently chief executive officer of Ferroglobe PLC, a world leader in mines and minerals and recently served as the chief executive officer of Thermission AG, a pioneer in the field of zinc thermal diffusion to coat and finish industrial commercial materials. As the former president and chief executive officer of Ahlstrom Corporation, a global high-performance fiber company, Mr. Levi understands the principles that create stockholder value and has successfully navigated many of the strategic challenges facing a publicly traded company. Prior to his service with Ahlstrom Corporation, Mr. Levi was the senior vice president and business president of Emulsion Polymers, Styron Corporation, a global chemical materials solutions provider. There, he led the Emulsion Polymers business through a successful initial public offering and was integral in overseeing core business functions including manufacturing, supply chain marketing, sales and research and development. Mr. Levi serves as a member of the Compensation Committee.
Kimberly E. Ritrievi, ScD
Dr. Ritrievi has over thirty years of collective experience in the capital markets and specialty chemicals industries. She is currently President at The Ritrievi Group, LLC, a private investment firm (2018 to present), which was previously a boutique consultancy firm focused on equity value creation for public and private companies (2005 – 2016). Prior to joining The Ritrievi Group, LLC in 2005, she served in numerous positions of leadership at Goldman Sachs & Co., including as Co-Head of Investment Research for the U.S., Canada, Latin & South America from 2001 to 2004. Dr. Ritrievi has also served in numerous other positions, including as a Process Development Engineer at ARCO Chemical.
Since 2013, Dr. Ritrievi has served as a director of Tetra Tech, Inc., where she serves on the Audit Committee and chairs the Strategic Planning and Enterprise Risk Committee. Dr. Ritrievi is also an advisory board member for Intrinio Fintech Marketplace. Dr. Ritrievi’s financial markets career has given her significant experience in identifying and creating stockholder value by applying short- and long-term time horizons and assessing strategy, capital allocation, business mix, competitive position and execution capabilities. In addition, Dr. Ritrievi has experience in the specialty chemical industry that provides her with insight into the Company’s key products and customers. Dr. Ritrievi contributes these skills on the Board as the Chair of the Audit Committee and serves as one of the Audit Committee’s financial experts.
John D. Rogers, PhD
Dr. Rogers has extensive experience with large investment fund management firms, ranging from chief investment officer to president and chief executive officer. He served as president and chief executive officer of the CFA Institute, the world’s leading association of investment professionals, for four and a half years until June 2014. Dr. Rogers has also served as a director and member of the audit, remuneration and nominations and governance committees of OM Asset Management plc., a global investment management firm. In addition, he has served for fourteen years on the boards of NYSE-listed firms and as a director of multiple non-profit organizations. His chief executive officer experience and extensive experience in the investment management industry, including as an equity and fixed income investor and analyst, has equipped him with a range of skills that relate directly to identifying and driving the elements that create value and maximize the effective utilization of capital. Dr. Rogers is a CFA charterholder. His perspective enhances the Board’s ability to relate to and represent the interests of the Company’s stockholders. Dr. Rogers is the Non-Executive Chairman of the Board, and previously served as the Company’s Lead Non-Management Director. He serves on the Audit Committee and is one of the Audit Committee’s financial experts and previously served as the Chair of the Audit Committee.

Shruti Singhal
Mr. Singhal is the President and Chief Executive Officer of Chroma Color Corporation, a leading formulator, and specialty color and additive concentrates supplier. Mr. Singhal has worked in North America and Europe with companies like Henkel, Cognis (now BASF), Rohm & Haas, The Dow Chemical Company, Ashland, Solenis and others throughout his career. Before joining Chroma Color, he served as President of DSM’s Engineering Materials Business. He received a bachelor’s degree in chemical engineering and a master’s degree in chemical engineering from Drexel University. He also completed the Global Marketing Management Program at The Wharton School at the University of Pennsylvania. Mr. Singhal served as a director of Neenah, Inc. from 2021 to 2022 where he served on the Audit Committee. Mr. Singhal serves on the Audit Committee and is one of the Audit Committee’s financial experts and also serves on the Nominating & Corporate Governance Committee.
Tony R. Thene
Mr. Thene currently serves as director and Chief Executive Officer of Carpenter Technology Corporation, a leader in specialty alloy-based materials and process solutions. Mr. Thene began his career at Carpenter Technology in 2013 as Chief Financial Officer and has served as director and Chief Executive Officer since 2015. Prior to joining Carpenter Technology, Mr. Thene served as Chief Financial Officer of the Engineered Products and Solutions Business Group at Alcoa, Inc. from 2010 until 2013. Previously, he served as Vice President, Controller and Chief Accounting Officer of Alcoa. He also previously held various other positions during his 23-year career at Alcoa, including Director, Investor Relations; Chief Financial Officer for the Flat Rolled Products Group; Chief Financial Officer for Alcoa World Alumina and Chemicals; and manufacturing manager for the Alumina Chemicals business. Mr. Thene received his BS in Accounting from Indiana State University and his MBA from the Weatherhead School of Management at Case Western Reserve University. Mr. Thene served as a director of Neenah, Inc. from 2019 to 2022 where he served on the Nominating and Corporate Governance Committee and the Compensation Committee. Mr. Thene serves on the Compensation Committee and is Chair of the Nominating & Corporate Governance Committee.
William M. Cook
Mr. Cook is the retired Executive Chair (2015 – 2016) of Donaldson Company, Inc., a technology driven global company that designs and manufactures filtration systems and related replacement parts. Mr. Cook was also the Executive Chair (2005 – 2015), President and Chief Executive Officer (2004 – 2015) of Donaldson. Through his 35-year career at Donaldson, Mr. Cook held numerous senior executive roles of increasing responsibility in both the U.S. and Europe, including service as Chief Financial Officer (2001 – 2004); Senior Vice President, International (2000 – 2004); and Senior Vice President, Commercial and Industrial (1994 – 2000). Prior to joining Donaldson, Mr. Cook worked as a Financial Analyst at Ford Motor Company. Mr. Cook recently retired (2022) as a director of IDEX Corporation, where he served as the Non-Executive Chair of its board and on its audit committee. He currently serves as a director on AXALTA Coating Systems, Ltd., where he served as the Non-Executive Chair of its board until January 2023 and continues to serve on its audit committee and as Chair of its compensation committee. Mr. Cook served as director of Neenah, Inc. from 2016 – 2022 where he served as Non-Executive Chair of its board and on its audit committee. Mr. Cook was previously a director of Valspar Corporation from 2010 to 2017 and served on its audit committee. Mr. Cook brings to the Board his 35 years of filtration industry and operations experience and financial expertise at Donaldson where he held a wide range of financial and business positions with global responsibilities. Mr. Cook is an experienced public company board member having served on the Donaldson board from 2004 – 2016 and as an independent director for IDEX, Neenah, AXALTA, and Valspar. Mr. Cook also has valuable Board experience from his past service to various private company and charitable organizations. Mr. Cook holds a BS degree in Business Management and an MBA degree from Virginia Polytechnic Institute and State University (Virginia Tech). Mr. Cook serves on the Audit Committee and is one of the Audit Committee’s financial experts.
Julie A. Schertell
Ms. Schertell is Mativ’s President and Chief Executive Officer and serves on its Board of Directors. Formerly President and Chief Executive Officer of Neenah, Inc., she has held numerous leadership positions within the company over the last 14 years, including Chief Operations Officer, Segment President of Technical Products and Fine Paper & Packaging, and Vice President and General Manager of Fine Paper & Packaging. Ms. Schertell began her career at Georgia-Pacific in 1992 as a Financial Analyst for Consumer Products. While at Georgia-Pacific, she served in several roles over her 16-year career there, including Vice President of Sales and Marketing Strategy, Vice President of Supply Chain, Director of Sales Operations and Director of Financial Planning and Analysis. Ms. Schertell graduated from Florida State University’s College of Business in 1991 with a BA in Accounting and received her MAcc degree from the University of Georgia’s Terry College of Business in 1992.
Anderson D. Warlick
As the chairman and chief executive officer of Parkdale, Inc., a privately held textile and consumer products company that utilizes domestic and foreign manufacturing sites to produce and compete world-wide in primarily commodity product lines, Mr. Warlick brings experience to the Board in operational excellence, operating in less developed countries and effective management and deployment of fixed assets situated in different positions along the cost curve of competitive facilities. These skills and experience are directly related to developing and guiding the implementation of solutions to the Company’s current and strategic challenges.
Mr. Warlick currently serves on the boards of three private corporations, one of which he serves as lead director, and is a member of their compensation and nominating & governance committees. He previously served as a director of an additional private company, including as the lead director and a member of its audit committee. The experience he acquired in these roles contributes to his service as Chair of the Company’s Compensation Committee and a member of the Nominating & Governance Committee, and previously as Lead Non-Management Director.
Nomination of Directors
Directors may be nominated by the Board or by stockholders in accordance with the By-Laws of the Company. The Nominating & Governance Committee, which is composed of independent directors, identifies potential candidates and reviews all proposed nominees for the Board, including those proposed by stockholders. The Nominating & Governance Committee selects individuals as director nominees who have the highest personal and professional integrity and whose background and skills will enhance the Board’s ability to serve the long-term interests of the Company’s stockholders. The candidate review process includes an assessment of the person’s judgment, experience, financial expertise, independence, understanding of the Company’s business or other related industries, commitment and availability to prepare for and attend Board and Standing Committee meetings and such other factors as the Nominating & Governance Committee determines are relevant in light of the needs of the Board and the Company. In seeking director candidates, the Nominating & Governance Committee uses a director candidate qualification matrix that compares the skills, experience, and competencies of existing directors, directors that are expected to retire in the near-term and the anticipated future strategic and operational strategies and development needs of the Company in order to identify skills, experience and/or competencies that may otherwise be absent from the Board’s future composition. It also uses its and the Board’s professional contact networks and/or director search firms to identify and recommend to the Board suitable director candidates.
The Nominating & Governance Committee selects qualified candidates consistent with criteria approved by the Board and presents them to the full Board, which decides whether to nominate the candidate for election to the Board. The Nominating & Governance Committee Charter authorizes the Nominating & Governance Committee to retain such outside experts, at the Company’s expense, as it deems necessary and appropriate to assist it in the execution of its duties. The Nominating & Governance Committee evaluates candidates recommended by stockholders in the same manner as it evaluates other candidates. A further discussion of the process for stockholder nominations and recommendations of director candidates is found under the caption “How Stockholders May Nominate or Recommend Director Candidates.”
Board Diversity
The Nominating & Governance Committee, with input from the Board, considers a wide range of factors in determining the desired experiences and qualifications for director candidates and then seeks candidates that best meet those criteria. The Company does not have a formal policy concerning the diversity of its directors, however, the diversity of the Board is a consideration in evaluating candidates for the Board.

As noted above under “Board Structure,” in connection with the Merger, during the “Governance Period” (until the date of the annual meeting of stockholders held in 2025, or December 31, 2025, if an annual meeting is not held in 2025), the number of directors constituting the entire Board shall be fixed at nine directors, with the SWM or Neenah affiliated directors, voting as a separate group, having the right to fill vacancies within each group. The SWM and Neenah affiliated director groups are committed to including women and individuals from racial/ethnic minority groups in the pool of candidates when conducting a search for qualified candidates to fill vacancies, should one arise during the Governance Period.
The Board as a whole intends to focus on increasing the gender and racial/ethnic diversity of the Board by either diverse candidates to fill vacancies or expanding the size of the Board to include a diverse candidate.
How Stockholders May Nominate or Recommend Director Candidates
Any stockholder of record entitled to vote generally in the election of directors may nominate one or more persons for election as directors by complying with the procedures set forth in the Company’s By-Laws, a copy of which may be obtained from the Company’s Chief Legal Officer, Secretary and Chief Compliance Officer. The notice of intent to nominate a candidate for the Board must satisfy the requirements described in the By-Laws and be received by the Company not less than 90 calendar days nor more than 120 calendar days before the first anniversary date of the preceding year’s annual meeting. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company.
Stockholders may recommend a director candidate for consideration by the Nominating & Governance Committee by notifying the Company’s Chief Legal Officer, Secretary and Chief Compliance Officer in writing at Mativ Holdings, Inc., 100 North Point Center East, Suite 600, Alpharetta, Georgia 30022. The information that must be included in the notice and the procedures that must be followed (including the timeframe for submission) by a stockholder wishing to recommend a director candidate for the Nominating & Governance Committee’s consideration are the same as would be required under the By-Laws if the stockholder wished to nominate that candidate directly.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION & ANALYSIS
Overview
Fiscal 2022 represented a year of significant transformation for the Company with the consummation of the merger (the “Merger”) of Schweitzer-Mauduit International, Inc. (pre-merger references to the Company, “SWM”) and Neenah, Inc. (“Neenah”), two leading global manufacturers of specialty materials, an all-stock merger of equals with combined revenues of approximately $3 billion. The Merger brought together two organizations with highly complementary technologies, geographies and product portfolios in specialty materials. Under the terms of the merger agreement, shareholders of Neenah received 1.358 shares of Company common stock for each share of Neenah common stock owned. Following the closing of the transaction, SWM shareholders owned approximately 58 percent of the combined company, and Neenah shareholders owned approximately 42 percent of the combined company, in each case, on a fully diluted basis. Compensation decisions with respect to compensation paid to legacy Neenah executives prior to the consummation of the Merger have been excluded from this Compensation Discussion & Analysis in accordance with SEC guidance. In addition, references to the “Committee” in the Compensation Discussion & Analysis section of this Proxy Statement refer to the Compensation Committee of SWM’s Board of Directors for periods prior to the closing of the Merger (the “Closing”) and to the Compensation Committee of the Company’s Board of Directors for periods following the Closing.
We believe our Merger integration process is progressing well and we continue to execute on our cost synergy plan. Overall, we expect that our cost synergy plan will result in at least $65 million of savings. Our global teams are executing on near-term cost synergies, as well as laying the foundation for long-term growth by leveraging the manufacturing technologies, customer relationships, and geographic footprint of our newly merged enterprise. We believe that the synergies realized from our cost synergy plan provide a valuable offset if macroeconomic trends move more unfavorably or recessionary conditions emerge.
The Merger had a significant impact on the Company’s compensation program during the year, with the Merger impacting the Company’s historical compensation program and the development of a new go-forward program to support the achievement of the operating and strategic objectives of the Company post-Merger. The following summarizes the impact of the Merger on the Company’s 2022 compensation program:
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Historical Equity Awards.   At the effective time of the Merger, each outstanding performance-based equity awards with respect to SWM’s common stock were converted into time-based equity awards based on target performance, with the awards vesting pursuant to the original vesting schedule applicable to the award or upon an earlier qualifying termination of employment under the terms of the award agreements or the Company’s severance plan. Similarly, awards held by Neenah employees were converted into a corresponding award with respect to the Company’s common stock, with the number of shares underlying such awards (and, in the case of stock options and stock appreciation rights, the applicable exercise price) adjusted based on the exchange ratio specified in the merger agreement, and each such converted Neenah stock equity award remained subject to the same terms and conditions (including vesting and exercisability or payment terms) as applied to the corresponding Neenah equity award. In the case of Neenah performance stock unit awards with a performance period that was incomplete or for which performance was not determinable as of the effective time of the Merger, the number of shares of the Company’s Common Stock subject to such converted equity award was determined as if performance had been achieved at 100% of the applicable target, and such awards will cliff vest, subject to the holder’s continued service, on the last day of the originally scheduled performance period.

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2022 Synergy Equity Awards.   In September 2022, the Committee approved performance-based restricted stock unit awards (the “Synergy PSUs”) to certain employees, including each of the continuing Named Executive Officers, in order to support the creation of shareholder value with awards tied to exceeding the publicly disclosed targeted levels of synergies post-Merger and incentivize performance during this critical transformative period of the Company.

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Annual Incentive Program.   Upon the Closing, the participants in the annual incentive program for SWM and Neenah became eligible for a pro-rated annual incentive award based on performance through the closing of the Merger, with any pro-rated award to be paid following the conclusion of 2022 or the participant’s earlier qualifying termination of employment under the applicable severance arrangements. Following the Closing, the Committee approved a new bonus program for the post-Merger portion of 2022 aligned with the Company’s post-Merger financial and strategic operating plans and designed to incentivize performance during this critical transformative period for the Company.

•
Revised Peer Group.   In light of the transformative Merger and to account for the increased scope of the Company following the Merger, the Committee approved a new peer group to be utilized with respect to compensation decisions following the Closing.

•
Adjustments to Target Compensation Amounts.   Following the Closing, the Committee approved adjustments to the base salary and annual incentive targets for each of the continuing Named Executive Officers to better align with the competitive market and to incentivize performance during this critical transformative period.

Named Executive Officers
For 2022, the Company’s Named Executive Officers were:
Name	Position
Julie Schertell(1)	President and Chief Executive Officer
R. Andrew Wamser, Jr.(2)	Chief Financial Officer
Ricardo Nuñez	Chief Legal Officer, Secretary and Chief Compliance Officer
Michael Rickheim(1)	Chief Human Resources and Administrative Officer
Omar Hoek(3)	Former Chief Operating Officer
Jeffrey Kramer, PhD(4)	Former Chief Executive Officer
Tracey Peacock(4)	Former Executive Vice President, Advanced Materials & Structures

(1)
Ms. Schertell and Mr. Rickheim commenced employment with the Company upon the closing of the Merger on July 6, 2022.

(2)
On March 15, 2023, the Company announced the departure of Mr. Wamser, effective April 1, 2023.

(3)
Mr. Hoek separated from the Company effective March 1, 2023.

(4)
Ms. Peacock resigned from the Company upon the closing of the Merger on July 6, 2022, and Dr. Kramer continued to provide services to the Company post-Closing as a strategic advisor to Ms. Schertell, as described below.

Executive Compensation Philosophy
The Committee, which is responsible for overseeing the Company’s executive compensation program, believes that the Company’s executive compensation program should reward actions and behaviors that build a foundation for the long-term performance of the Company, while also rewarding achievement of short-term performance goals informed by the Company’s strategy. To align the Company’s executive compensation program with the Committee’s compensation philosophy, the Committee has adopted the following objectives and guiding principles:

Objectives
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Pay-for-performance

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Align performance goals and executive compensation with stockholder interests

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Total target compensation set within a range of market median value for like skills and responsibilities to attract, retain and motivate executive officers

Guiding Principles
•
Allocate a significant portion of total target compensation to incentive-based compensation opportunities

•
Set incentive plan objectives that the Committee believes contribute to increased stockholder value

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Award a significant portion of total compensation opportunity in the form of equity

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Utilize an annual competitive compensation study to guide decisions regarding total and individual compensation components and values

•
Require executive officers to acquire and hold a significant equity interest in the Company within five years after joining the Company

2022 “Say on Pay”: Advisory Votes on Executive Compensation and Stockholder Engagement
In 2022, in a non-binding advisory vote, the Company’s Board of Directors asked the Company’s stockholders to indicate whether they approved the Company’s compensation program for its Named Executive Officers, as disclosed in the 2022 proxy statement (“say on pay”). At its 2022 Annual Meeting of Stockholders, the Company’s stockholders approved the compensation program for its Named Executive Officers with approximately 97% of the votes cast in favor of the say on pay proposal.
The Committee’s review of the Company’s executive compensation program considers whether the program serves the interests of stockholders. The Committee values continuing and constructive feedback from our stockholders on compensation and management and the Committee make themselves available to stockholders to have a continuing dialogue with our stockholders in order to better understand their opinions regarding our executive compensation program. The Committee will continue to monitor our executive compensation program and, as it deems appropriate, engage with our stockholders and take into account stockholder input. Stockholders are invited to express their views or concerns directly to the Committee or the Board in the manner described below under “Communicating with the Board.”
Chief Executive Officer Compensation
As noted above, prior to the closing of the Merger, Dr. Kramer served as the Company’s Chief Executive Officer, with Ms. Schertell assuming the role of Chief Executive Officer upon the closing of the Merger. In September 2022, after consulting with Meridian, the Committee approved Ms. Schertell’s post-Merger base salary and target annual incentive opportunity and the target award value of her Synergy PSUs as set forth in the table below. Ms. Schertell’s compensation was set at levels designed to align her compensation with the post-Merger compensation peer group and incentivize her to achieve the Company’s strategic operating goals post-closing.
Annual Base Salary	Target Annual Incentive Opportunity (% of Base Salary)	Synergy PSUs (Target Award Value)
$925,000	115%	$1,850,000
Key Compensation Policies and Practices
We are committed to having strong governance standards with respect to our executive compensation program, policies and practices. Consistent with this focus, we maintain the following policies and practices that we believe demonstrate our commitment to executive compensation best practices.

What We Do:
✓	Pay-for-performance. A significant portion of the Named Executive Officers’ compensation is delivered in the form of variable compensation that is connected to actual performance. Following the Merger, variable compensation for 2022 comprised approximately 76% of the targeted annual direct compensation for Ms. Schertell and, on average, 73% of the targeted annual direct compensation for the other continuing Named Executive Officers.
✓	Maximum payout caps for incentive compensation. Payouts with respect to annual and long-term incentive compensation may not exceed a specified percentage of the applicable target opportunity (currently, a 200% maximum payout cap).
✓	Linkage between quantitative performance measures and operating objectives. Performance measures for incentive compensation are linked to operating objectives informed by our business strategy and designed to create long-term stockholder value.
✓	“Double trigger” in the event of a change-in-control. For all of our Named Executive Officers, in the event of a change-in-control, equity awards will accelerate upon a “double trigger” — meaning that both a change in control and qualifying termination of employment must occur for automatic acceleration.
✓	Independent compensation consultant. The Committee retains its own compensation consultant to review the Company’s executive compensation program and practices.
✓	Stock ownership guidelines. The Company’s Chief Executive Officer is required to hold stock equal to a multiple of five times his or her base salary, and each of the Company’s other continuing Named Executive Officers is required to hold stock equal to a multiple of two to three times his or her base salary.
✓	Annual risk assessment. Based on our annual risk assessment, we have concluded that our compensation program does not present a risk that is reasonably likely to have a material adverse effect on the Company.
✓	Annual peer group review. The Committee, with the assistance of its independent compensation consultant, annually reviews the composition of the peer group used to evaluate and assess the Company’s executive compensation program and makes adjustments to the composition of the group as it deems appropriate. Following the closing of the Merger, the Committee revised the peer group in light of the expanded scope and size of the Company as a result of the Merger.
✓	TSR Modifier. Legacy SWM performance share awards included a +/- 15% vesting modifier based on the SWM’s relative TSR performance over a two-year performance period and the Company’s 2023 performance-based equity awards include a +/- 20% vesting modifier, applied at the discretion of the Committee, based on the Company’s relative TSR performance.
✓	Multi-year performance period. Performance-based equity awards are subject to multi-year performance periods.
✓	Clawback policy. The Committee has adopted a compensation clawback policy allowing the Company to recover incentive compensation paid to certain officers (including the Named Executive Officers) in the event of certain financial statement restatements.
What We Don’t Do:
×	No change-in-control tax gross-ups.
×	The Company does not re-price stock options or buy-back equity grants.
×	The Company does not allow directors and key executives (including all continuing Named Executive Officers) to hedge or pledge their Company securities.
×	No executive employment contracts unless required by local law.
×	No excessive perquisites.

Elements of the 2023 Executive Compensation Program
As noted above, the Company’s 2022 executive compensation program was significantly impacted by the Merger during 2022. While the material elements of the Company’s 2022 executive compensation program consisted of base salary, annual cash incentive awards and long-term equity incentive awards, each of the performance-based components were impacted by the consummation of the Merger. Specifically, the pre-Merger annual incentive programs for Neenah and SWM were terminated upon the Closing and participants became entitled to receive pro-rated payments based on their continued service through the payment date (except with respect to Mr. Hoek, Dr. Kramer and Ms. Peacock, as described below). The Committee also approved a new cash incentive program for the post-Merger portion of 2022 with goals tied to the Company’s post-Merger operating plan. In addition, outstanding performance-based equity awards with respect to the Company’s common stock were converted into time-based restricted stock units (“RSUs”) upon the closing of the Merger and Synergy PSUs were granted following the closing to incentivize the achievement of synergies relating to the Merger.
The Company’s 2023 executive compensation program includes the same principal elements the pre-Merger design of the Company’s executive compensation program. The Committee believes that this design balances fixed and variable compensation elements, provides alignment with the Company’s short and long-term financial and strategic priorities through the annual and long-term incentive programs, and provides alignment with stockholder interests. The graphic below summarizes the expected material elements of the Company’s 2023 executive compensation program for the Company’s continuing Named Executive Officers.
Annual Pay Element
	Salary	Annual Incentives	Service-Based Restricted Stock Units	Performance-Based Restricted Stock Units
Who Receives	All Named Executive Officers
When Granted	Annually
Form of Delivery	Cash		Equity
Why We Pay	Establish a pay foundation at competitive levels to attract and retain talented executives
Motivate and reward executives for performance related to key financial performance metrics
Hold executives accountable, with payouts varying from target based on actual performance against pre-established and communicated performance goals

Align the interests of executives with those of the Company’s stockholders by subjecting payout to fluctuations in the Company’s stock price performance
Competitive with market practices in order to attract and retain top executive talent

Align the interests of executives with those of the Company’s stockholders by focusing the executives on the Company’s financial performance over the performance period and further subjecting payout to fluctuations in the Company’s stock price performance
Competitive with market practices in order to attract and retain top executive talent

Annual Pay Element
	Salary	Annual Incentives	Service-Based Restricted Stock Units	Performance-Based Restricted Stock Units
Vesting Period	1 year	1 year	3 years pro-rata	3 years cliff
How Target and Payout Are Determined
Committee determines amounts and considers Chief Executive Officer recommendations for other Named Executive Officers
Factors considered include individual and Company performance, compensation paid to similarly situated executives at the Company, competitive market median, and input from the independent compensation consultant

Committee determines target amounts and considers Chief Executive Officer recommendations for other Named Executive Officers
Factors considered include individual and Company performance, compensation paid to similarly situated executives at the Company, competitive market median, and input from the independent compensation consultant
Committee determines performance objectives and evaluates performance against objectives

Committee determines target amounts and considers Chief Executive Officer recommendations for other Named Executive Officers
Factors considered include individual and Company performance, compensation paid to similarly situated executives at the Company, competitive market median, and input from the independent compensation consultant

Committee determines target amounts and considers Chief Executive Officer recommendations for other Named Executive Officers
Factors considered include individual and Company performance, compensation paid to similarly situated executives at the Company, competitive market median, and input from the independent compensation consultant
Committee determines performance objectives and evaluates performance against objectives

Performance Measures	Individual	EBITDA Delivered, Synergy Achievement, Safety Scorecard	Change in Company stock price	Free Cash Flow as a Percent of Net Sales, Return on Invested Capital, Relative TSR

The following charts illustrate the mix of the targeted 2023 annual direct compensation for the Chief Executive Officer, and the portion of that compensation that is at-risk, as approved by the Committee in December 2022.

CEO 2023 Target Total Direct Compensation (Post-Merger)
24.0%
48.0%
28.0%
At-Risk Compensation 76.0%
Annual Salary
Short-Term Incentive
Long-Term Incentive

Base Salary
In December 2021, based on the compensation analysis performed by Meridian as well as individual performance, the Committee increased the base salaries for all of the then-serving Named Executive Officers for 2022. Following the closing of the Merger and the performance of an additional compensation analysis by Meridian, the Committee further increased the base salaries for the continuing Named Executive Officers in order to align with the competitive market based on a revised peer group to reflect the expanded scope and size of the Company post-Merger.
The following table shows the annual base salary for each Named Executive Officer for 2022 and 2021. In December 2022, the Committee did not adjust the annual base salaries for our continuing Named Executive Officers from the amounts reflected below for the period beginning July 6, 2022 and ending December 31, 2022.
Name	2021 Annual Base Salary	2022 Annual Base Salary (January 1, 2022 − July 5, 2022)	2022 Annual Base Salary (July 6, 2022 − December 31, 2022)
Julie Schertell(1)	N/A	N/A	$925,000
R. Andrew Wamser, Jr.	$471,636	$500,000	$575,000
Ricardo Nuñez	$468,383	$482,500	$500,000
Michael Rickheim(1)	N/A	N/A	$425,000
Omar Hoek(2)	$429,431	$420,473	$482,670
Jeffrey Kramer, PhD(3)	$850,000	$900,000	N/A
Tracey Peacock(3)	$460,000	$474,000	N/A

(1)
Ms. Schertell and Mr. Rickheim joined the Company upon the closing of the Merger on July 6, 2022.

(2)
Mr. Hoek’s compensation was paid in Euros, and his 2022 and 2021 base salary was converted at the December 31, 2022 and December 31, 2021 exchange rates of 0.9323 Euros and 0.8792 Euros to the U.S. dollar, respectively.

(3)
Dr. Kramer and Ms. Peacock ceased service as employees of the Company upon the Closing on July 6,

2022. Please see below for additional information regarding Dr. Kramer’s post-Merger consulting arrangement with the Company.
2022 Annual Incentive Program
SWM Pre-Merger Bonus
Prior to the Merger, each of SWM’s then-serving Named Executive Officer was provided with a cash-based award opportunity that could be earned if performance objectives were achieved over the fiscal year, with potential payout ranging from 0% to 200% depending on performance. Annual incentive compensation is intended to reward the performance of executive officers based on the attainment of the Company’s objectives. The 2022 target annual incentive opportunities (as a percentage of base salary) for the Named Executive Officers are set forth in the table below and remained at the same levels that were established for 2021, except for Dr. Kramer and Mr. Wamser. Dr. Kamer’s target annual incentive opportunity was increased from 100% to 110% of base salary and Mr. Wamser’s target annual incentive opportunity was increased from 65% to 70% of base salary, in each case, in order to further align his target annual incentive opportunity with the market median.
Name	2021 Target Bonus (% of Base Salary)	2022 Pre-Merger Target Bonus (% of Base Salary)
R. Andrew Wamser, Jr.	65%	70%
Ricardo Nuñez	60%	60%
Omar Hoek	60%	60%
Jeffrey Kramer, PhD	100%	110%
Tracey Peacock	60%	60%
The Committee-approved corporate and business unit objectives, as applicable, for SWM’s pre-Merger Named Executive Officers are set out below, with the weighting of each component of the Named Executive Officers’ annual incentive opportunities reflecting their differing responsibilities and opportunities to affect business outcomes.
The 2022 performance objectives were selected because they were deemed by the Committee to be the primary drivers for delivering increased stockholder value. These performance objectives were established after considering economic conditions affecting the legacy combustible-related business, the Company’s prior year performance, and the Company’s internal long-term operating plan. The Committee believed at the time that the performance targets were rigorous yet achievable, and therefore established the targets so that they would be achieved, at the target performance level, if the Company successfully executed against its operating plan for 2022. In setting the target goals with respect to corporate and Engineered Papers, the Committee considered the forecasted decreases in overall sales volumes for our legacy combustible-related business and the anticipated continued effects of the COVID-19 pandemic, including on our supply chain.
Name	Corporate	Business Unit
R. Andrew Wamser, Jr.	100%	—
Ricardo Nuñez	100%	—
Omar Hoek	50%	50%
Jeffrey Kramer, PhD	100%	—
Tracey Peacock	50%	50%
The following table sets forth the financial performance metrics that were originally applicable under SWM’s pre-Merger annual incentive program for its Named Executive Officers. The Committee increased the weighting of the operating profit metrics for the Engineered Papers and Advanced Materials & Structures business units from 50% to 60%, and made corresponding decreases to the weighting of the net sales metrics, in order to drive greater focus on cost controls and cash flow generation while balancing profitable growth for both businesses:

	Pre-Merger 2022 Objectives
MEASUREMENT METRICS	Threshold (50%)	Target (100%)	Outstanding (150%)	Maximum (200%)
Corporate Metric 100% Adjusted Earnings Per Share(1)	$3.25	$3.69	$3.87	$4.06
Engineered Papers(2)
40% Net Sales (in millions)	$456.0	$518.2	$544.1	$570.1
60% Operating Profit (in millions)	$99.1	$112.6	$118.2	$123.8
Advanced Materials & Structures(2)
40% Net Sales (in millions)	$1,009.9	$1,147.6	$1,205.0	$1,262.4
60% Operating Profit (in millions)	$98.1	$111.5	$117.1	$122.6

(1)
Earnings per share is diluted earnings per share from continuing operations at the consolidated level, adjusted to reflect items included in the Company’s approved budget. To the extent not reflected in such budget, it excludes restructuring-related expenses and charges, purchase price accounting amortization, the impact of future stock buybacks, unusual and non-recurring items determined in accordance with U.S. generally accepted accounting principles, and other adjustments consistent with the Company’s past practice as approved by the Committee and calculated using budgeted foreign exchange rates as reflected in the Company’s financial records.

(2)
Excludes the impact of cross-border allocation of shared corporate services and was calculated using budgeted foreign exchange rates.

In connection with the Merger, the Committee approved the termination of the SWM pre-Merger annual incentive program, with pro-rated payouts under that program based on the Company’s performance extrapolated through the closing of the Merger (or target performance with respect to Dr. Kramer and Ms. Peacock, whose employment terminated upon the Closing, in accordance with the terms of the Company’s annual incentive program). Such pro-rated payouts were paid in early 2023 at the time that SWM normally paid out bonuses under SWM’s pre-Merger annual incentive program, except for Dr. Kramer and Ms. Peacock, who were paid their pro-rated payouts in connection with the termination of their employment upon the Closing. The following table sets forth the financial performance metrics applicable to the determination of pre-Merger 2022 annual incentive payouts for the Named Executive Officers, except the actual results for the Advanced Materials & Structures business unit metrics applicable to Ms. Peacock’s annual incentive are not included due to Ms. Peacock receiving a payout equal to her target annual incentive opportunity in connection with her termination:
	Pre-Merger 2022 Objectives (pro-rated)				Results
MEASUREMENT METRICS	Threshold (50%)	Target (100%)	Outstanding (150%)	Maximum (200%)	Actual Performance	Attainment Percentage
Corporate Metric
100% Adjusted Earnings Per Share	$1.43	$1.62	$1.70	$1.78	$1.75	177.2%(1)
Engineered Papers(2)
50% Net Sales (in millions)	$226.8	$257.7	$270.6	$283.5	$283.9	200%
50% Operating Profit (in millions)	$44.4	$50.5	$53	$55.5	$47.7	76.7%
Advanced Materials & Structures(2)
50% Net Sales (in millions)	$413.4	$469.8	$493.2	$516.7	N/A	N/A
50% Operating Profit (in millions)	$40.1	$45.6	$47.9	$50.2	N/A	N/A

(1)
Actual achievement percentage for Messrs. Wamser and Nuñez was reduced to 155.6% due to the exclusion of a favorable tax rate versus budget.

(2)
Excludes the impact of cross-border allocation of shared corporate services and was calculated using budgeted foreign exchange rates.

The following table summarizes the original 2022 target annual incentive opportunities for each of SWM’s pre-Merger Named Executive Officer (expressed as a percentage of the Named Executive Officers’ pre-Merger 2022 base salary and in dollars), the pro-rated target incentive opportunity and the 2022 annual incentive payouts received by each such Named Executive Officer with respect to the pre-Merger portion of 2022.
Name	Target Bonus (% of Base Salary)	Target Bonus Award Opportunity ($)	Target Pro-Rated Bonus Award Opportunity ($)	Final Pre-Merger Bonus ($)	Final Pre-Merger Bonus as a % of Target
R. Andrew Wamser, Jr.	70%	$350,000	$175,000	$272,300	155.6%
Ricardo Nuñez	60%	$289,500	$144,750	$225,231	155.6%
Omar Hoek(1)	60%	$253,284	$126,144	$191,336	151.7%
Jeffrey Kramer, PhD(2)	110%	$990,000	$507,205	$507,205	100.0%(2)
Tracey Peacock(2)	60%	$284,400	$145,706	$145,706	100.0%(2)

(1)
The amounts for Mr. Hoek were converted at the December 31, 2022 exchange rate of 0.9323 Euros to the U.S. dollar.

(2)
As their employment terminated upon the closing of the Merger, the Committee approved payouts at target for Dr. Kramer and Ms. Peacock.

Neenah Pre-Merger Bonus
Prior to the closing of the Merger, Neenah’s Compensation Committee approved payout amounts under Neenah’s short-term incentive plan based on actual performance through June 30, 2022 and continued service through the closing of the Merger. Following the closing of the Merger, based on the July 6, 2022 closing date of the Merger and to conform to the treatment of payouts under SWM’s pre-Merger annual incentive program, payouts were approved under Neenah’s short-term incentive plan based on actual performance through the July 6, 2022 closing date. Participants were required to remain employed through the payment date in the first quarter of 2023 in order to receive these payments. The amounts paid to Ms. Schertell and Mr. Rickheim under Neenah’s short-term incentive plan for the pre-Merger portion of 2022 are set forth in the table below.
Name	Final Neenah Pre-Merger Bonus ($)
Julie Schertell	$688,546(1)
Michael Rickheim	$197,848

(1)
The amount shown for Ms. Schertell reflects a cutback of $12,176. In accordance with the terms of Neenah’s Executive Severance Plan (as described below), Ms. Schertell’s payment under Neenah’s short-term incentive plan was reduced to the minimum extent necessary that resulted in her retaining the largest after-tax amount of compensation payments under Section 4999 of the Internal Revenue Code. Absent this cutback, Ms. Schertell’s payout would have been $700,713.

Mativ Post-Merger Bonus
In September 2022, after consulting with Meridian, the Committee approved cash-based award opportunities for the continuing Named Executive Officers for the post-Merger portion of 2022 as set forth in the table below in order to further align their compensation with the Company’s performance and to incentivize them to identify and pursue synergies resulting from the Merger. The performance objectives for the post-Merger portion of 2022 were selected because they were deemed by the Committee to be the primary drivers for delivering increased stockholder value during this transformative period for the Company. The target incentive opportunities for the post-Merger portion of 2022 for Messrs. Wamser, Hoek and Nuñez were increased from 65%, 60% and 60% to 75%, 75% and 65%, respectively, in order to further align their total target direct compensation with the market median. The target award opportunities for Ms. Schertell and Mr. Rickheim were determined based on their pre-Merger compensation with Neenah and a review of competitive market practices.
Name	2022 Pre-Merger Bonus (% of Base Salary)	2022 Post-Merger Target Bonus (% of Base Salary)(1)
Julie Schertell	N/A	115%
R. Andrew Wamser, Jr.	65%	75%
Ricardo Nuñez	60%	65%
Omar Hoek	60%	75%
Michael Rickheim	N/A	65%

(1)
Amounts are based on the base salaries in effect beginning on July 6, 2022, as described above.

These performance objectives were established after considering the impact of the Merger on the Company’s internal long-term operating plan, economic conditions affecting SWM’s legacy combustible-related business, and the pre-Merger budgets of SWM and Neenah. The Committee believed at the time that the performance targets were rigorous yet achievable, and therefore established the targets so that they would be achieved, at the target performance level, if the Company successfully executed against its operating plan for the post-Merger portion of 2022.
The following table sets forth the financial performance metrics applicable to the determination of incentive payouts for the Named Executive Officers for the post-Merger portion of 2022:
	Post-Merger 2022 Objectives				Results
MEASUREMENT METRICS	Threshold (50%)	Target (100%)	Outstanding (150%)	Maximum (200%)	Actual Performance	Attainment Percentage
75% EBITDA Delivered(1) ($ in millions)	$184.8	$210.0	$225.0	$240.0	$188.5	57%
25% Synergy Run Rate Achievement(2) ($ in millions)	$15.0	$20.0	$30.0	$40.0	$31.3	156.5%

(1)
EBITDA Delivered is the sum of (a) Net Income, (b) interest expense, (c) depreciation and amortization expense, and (d) taxes on a consolidated basis for continuing operations. For these purposes, “Net Income” does not include (a) any extraordinary gains or losses, (b) any nonrecurring gains or losses, (c) any gains or losses from asset sales, or (d) any facility/asset closure or restructuring costs. Actual performance for the post-Merger performance period excludes realized synergies of $6.0 million.

(2)
Synergy Run Rate Achievement is the annualized impact of identified and validated cost reduction initiatives versus a 2022 budget baseline, as adjusted for inflation. Synergy Run Rate Achievement includes EBITDA run rate cost savings and equity compensation impacts. Actual performance for the post-Merger performance period excludes $4.5 million in net interest run rate savings.

The following table summarizes the target annual incentive opportunities for each Named Executive Officer (expressed as a percentage of 2022 base salary and in dollars) for the post-Merger portion of 2022 and the annual incentive payouts received by each Named Executive Officer for the post-Merger portion of 2022:

Name	Post-Merger Target Bonus (% of Base Salary)(1)	Post-Merger Target Bonus Award Opportunity ($)(2)	Final Post-Merger Bonus ($)	Final Post-Merger Bonus as a % of Target
Julie Schertell	115%	$510,275	$418,425	82%
R. Andrew Wamser, Jr.	75%	$208,832	$171,243	82%
Ricardo Nuñez	65%	$157,143	$128,857	82%
Michael Rickheim	65%	$133,571	$109,529	82%
Omar Hoek(3)	75%	$171,854	$140,921	82%

(1)
Amounts are based on the base salaries in effect beginning on December 31, 2022, as described above.

(2)
Amounts in this column have been pro-rated based on the portion of 2022 that followed the Closing.

(3)
The amounts for Mr. Hoek were converted at the December 31, 2022 exchange rate of 0.9323 Euros to the U.S. dollar.

2022 Long-Term Incentive Compensation
In February 2022, the Committee granted SWM’s then-serving Named Executive Officers long-term incentive award opportunities for the 2022-2023 performance period under the 2015 LTIP. Once the long-term incentive award opportunity was set for each such Named Executive Officer, the grant value was allocated 65% to performance shares and 35% to service-based restricted stock. Vesting could range from 0% to 200% of target based on the achievement of the underlying performance goals. The Committee believed that this design supported the Company’s pay-for-performance philosophy by tying a majority of the long-term incentive award opportunity to the achievement of a pre-established performance goal that supported the Company’s operating and strategic plan.
The target opportunity for the 2022-2023 performance period was equal to 360% of base salary for Dr. Kramer and ranged from 100% – 150% for SWM’s other then-serving Named Executive Officers. In 2022, the Committee increased Dr. Kramer’s target opportunity, as a percentage of base salary, to 360% (from 340% in 2021), Mr. Wamser’s target opportunity, as a percentage of base salary, to 150% (from 140% in 2021), Mr. Hoek’s target opportunity, as a percentage of base salary, to 110% (from 95% in 2021), Mr. Nuñez’s target opportunity, as a percentage of base salary, to 100% (from 95% in 2021), and Ms. Peacock’s target opportunity, as a percentage of base salary, to 110% (from 95% in 2021), in each case based on individual performance and/or in order to further align their total direct compensation with the market median.
The table below sets forth the target award value, as of the date of grant, of the long-term incentive award received by each of SWM’s pre-Merger Named Executive Officer under its 2022 long-term incentive program, expressed (i) as a percentage of pre-Merger 2022 base salary and (ii) in dollars.

Name	Target LTIP (% of Pre-Merger Base Salary)	Target LTIP Award Opportunity ($)
R. Andrew Wamser, Jr.	150%	$750,000
Ricardo Nuñez	100%	$482,500
Omar Hoek(1)	110%	$489,561
Jeffrey Kramer, PhD	360%	$3,240,000
Tracey Peacock	110%	$521,400

(1)
Mr. Hoek’s target opportunity under our 2022 long-term incentive program was established based upon his salary at the December 31, 2021 exchange rate of 0.8792 Euros to the U.S. dollar.

2022 Service-Based Restricted Stock Awards
Pursuant to the service-based component of SWM’s 2022 award opportunity, in February 2022, the then-serving Named Executive Officers of SWM were granted shares of restricted stock with respect to 35% of the 2022 pre-Merger equity awards, as set forth in the table below. One-half of the shares vested in February 2023 and the remaining half will vest in February 2024, in each case, subject to continued employment through the applicable vesting date. The restricted stock awards granted to Dr. Kramer and Ms. Peacock vested in full upon the termination of their employment in connection with the Closing in accordance with the terms of the underlying award agreements.
Name	2022 Service-Based Restricted Stock (Number of Shares)
R. Andrew Wamser, Jr.	8,868
Ricardo Nuñez	5,706
Omar Hoek	5,788
Jeffrey Kramer, PhD	38,310
Tracey Peacock	6,166
2022 Performance Share Awards
In February 2022, as in 2021, the Company granted performance share awards that were subject to a two-year performance period, with vesting based on the Company’s adjusted EBITDA performance during the performance period. The number of performance shares earned based on the Company’s adjusted EBITDA performance was to be reduced by 15% if the Company’s TSR fell below the twentieth percentile of the S&P 600 Materials Index during the two-year performance period and increased by 15% if the Company’s TSR exceeded the eightieth percentile during the two-year performance period. To encourage retention over a three-year period, any performance shares earned during the performance period were to vest on the one-year anniversary of Committee certification of the achievement of the performance objectives, rather than immediately at the end of the two-year performance period.
In connection with the Merger and as permitted by the terms of the 2015 LTIP, the Committee approved the conversion of all outstanding performance-based equity awards under the 2015 LTIP into RSUs with respect to the target number of shares of stock subject to the original performance-based awards and subject to the time-based vesting conditions of the original award. Accordingly, upon the closing of the Merger, the outstanding performance share awards granted to SWM’s Named Executive Officers in 2021 and 2022 were converted into time-based RSUs with respect to the number of shares set forth in the table below, with the RSUs granted in exchange for 2021 performance share awards to vest 100% in February 2024 and the RSUs granted in exchange for 2022 performance share awards to vest 100% in February 2025. Because the adjustment made to the performance-based awards in connection with the Merger was considered a modification under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“FASB ASC Topic 718”), the 2022 Summary Compensation Table reflects the incremental fair value associated with the modification charge incurred under FASB Topic ASC 718 for each impacted Named Executive Officer.

Name	Number of Shares Subject to RSUs Granted in Exchange for 2021 Performance Share Awards	Number of Shares Subject to RSUs Granted in Exchange for 2022 Performance Share Awards
R. Andrew Wamser, Jr.	11,107	16,470
Ricardo Nuñez	7,485	10,595
Omar Hoek	7,426	10,751
Jeffrey Kramer, PhD(1)	48,615	71,149
Tracey Peacock(1)	5,317	11,450

(1)
Pursuant to the terms of the underlying award agreement, the RSUs granted to Dr. Kramer and Ms. Peacock vested in full upon their separation from the Company.

2022 Retention Awards
As previously disclosed, in January 2022, in light of the highly competitive market for executive talent and in recognition of the potential disruption to the execution of the Company’s strategic roadmap that would be caused by the loss of critical personnel, the Committee determined it to be in the best interest of the Company to grant retention awards to certain employees, including Messrs. Wamser, Hoek and Nuñez. The retention awards were granted in the form of performance shares and vest 100% on the third anniversary of the grant date, with the level of vesting subject to a relative TSR modifier. Under the terms of the award agreement, the number of shares that could be earned would be increased to 150% of target if the Company’s TSR fell between the sixty-fifth percentile and the eighty-fourth percentile of the peer group set forth below during the three-year performance period, and to 200% of target if the Company’s TSR equals or exceeds the eighty-fifth percentile of the peer group. The retention awards granted to Messrs. Wamser, Hoek and Nuñez are with respect to a target number of 40,000, 32,000 and 25,000 shares of Company common stock, respectively. In connection with the Merger, the retention awards were converted to time-based RSU awards along with the rest of SWM’s performance-based equity awards.
Peer Companies
AptarGroup, Inc.	Ferro Corporation
Ashland Global Holdings, Inc.	H.B. Fuller Company
Avient Corporation (f/k/a PolyOne Corporation)	Kraton Corporation
Axalta Coating Systems Ltd.	Mercer International Inc.
Balchem Corporation	Minerals Technologies Inc.
Cabot Corporation	Neenah, Inc.(1)
Clearwater Paper Corporation	Tredegar Corporation
Donaldson Company, Inc.

(1)
Removed upon the closing of the Merger.

In connection with the receipt of the one-time retention awards, each of the Named Executive Officer recipients domiciled in the United States (i.e., Mr. Wamser and Mr. Nuñez) entered into customary Restrictive Covenant Agreements, whereby they agreed to certain covenants, including confidentiality obligations, non-disparagement and certain non-competition and non-solicitation restrictions for a period of two years following any termination of employment from the Company. The Company also entered into a Restrictive Covenant Agreement with Dr. Kramer in connection with his ordinary course long-term incentive awards for 2022.
2022 Synergy PSUs
In September 2022, the Committee determined to grant Synergy PSUs certain employees, including each of the continuing Named Executive Officers, in order to incentivize them to identify and pursue synergies resulting from the Merger and to retain the recipients during this period of transformation for the Company.

The number of PSUs earned will be based on the Company’s Synergy Run Rate Achievement during the period beginning on July 6, 2022 and ending December 31, 2024. Synergy Run Rate Achievement is defined as the annualized impact of identified and validated cost reduction initiatives versus a 2022 budget baseline, as adjusted for inflation. Based on performance, participants are eligible to receive a payout ranging from 0% – 150% of target. The Committee believed at the time that the performance targets were rigorous yet achievable, and therefore established the targets so that they would be achieved at the threshold level only if the Company achieved results in excess of the publicly disclosed target levels of synergies post-Merger and at the target performance level if the Company successfully executed against its operating plan during the performance period. The table below sets forth the target number of PSUs subject to the Synergy PSU grant for each continuing Named Executive Officer.
Name	2022 Special PSUs (Target Number of Shares)
Julie Schertell	75,944
R. Andrew Wamser, Jr.	47,209
Ricardo Nuñez	41,051
Michael Rickheim	34,893
Omar Hoek	36,895
Deferred Compensation Plans
Legacy SWM Deferred Compensation Plan
All of SWM’s U.S.-based Named Executive Officers were eligible to participate in a deferred compensation plan maintained by SWM (the “Legacy SWM Deferred Compensation Plan”). Historically, Dr. Kramer and Messrs. Wamser and Nuñez were the only Named Executive Officers who had elected to participate in such plan. Eligible employees could elect to defer up to 25% of their annual salary and up to 50% of their incentive bonus to the Legacy SWM Deferred Compensation Plan and the Company could, with Committee approval, make cash contributions to a participant’s account in the Legacy SWM Deferred Compensation Plan. The Merger constituted a “change of control” for purposes of the Legacy SWM Deferred Compensation Plan. Pursuant to the terms of such plan, participants (including the participating Named Executive Officers) fully vested in the contributions the Company had made to such plan on their behalf upon the Closing and their vested balances were distributed to them in a lump sum within 30 days following the closing of the Merger.
Legacy Neenah Deferred Compensation Plan
Prior to the Merger, Neenah maintained the Neenah Deferred Compensation Plan (the “Legacy Neenah Deferred Compensation Plan”), which was a non-qualified deferred compensation plan for Neenah’s executive officers. The Legacy Neenah Deferred Compensation Plan is frozen to new participants. The Merger constituted a “change of control” for purposes of the Legacy Neenah Deferred Compensation Plan. Pursuant to the terms of such plan, each executive officer who previously elected to be paid a lump sum within 90 days following a “change of control” received a payout of his or her balance in the plan in accordance with its terms and the underlying deferral elections. Mr. Rickheim participated in the Legacy Neenah Deferred Compensation Plan prior to the Merger, in connection with which his balance under the plan was distributed to him.
Neenah Supplemental Retirement Contribution Plan
Prior to the Merger, Neenah maintained a supplemental retirement contribution plan (the “Supplemental RCP”), which is a non-qualified defined contribution plan which is intended to provide a tax-deferred retirement savings alternative for amounts exceeding Internal Revenue Code limitations on qualified plans. The Merger constituted a “change of control” for purposes of the Supplemental RCP and, pursuant to the terms of such plan, each participant was required to be paid a lump sum within 30 days following such change of control. Accordingly, Ms. Schertell’s balance under the Supplemental RCP was distributed to her within 30 days following the closing of the Merger.

Please see the “2022 Non-Qualified Deferred Compensation” table for further information regarding the Company’s deferred compensation arrangements.
Hoek Consulting and Termination Agreements
In October 2022, Mr. Hoek tendered his resignation as the Company’s Chief Operating Officer, effective as of March 1, 2023. In connection with his resignation, Mr. Hoek and SWM Luxembourg SARL (“SLS”), a wholly owned subsidiary of the Company, entered into a consulting agreement, pursuant to which he will continue to provide consulting services to the Company for one-year following his resignation. Under the consulting agreement, Mr. Hoek will be paid an annual consulting fee of €250,000. In addition, Mr. Hoek and SLS entered into a Mutual Agreement for the Termination of Employment (the “Hoek Termination Agreement”), pursuant to which Mr. Hoek is entitled to receive an annual incentive amount based on the Company’s performance for fiscal year 2022. The Hoek Termination Agreement also provides that any equity awards previously granted by the Company to Mr. Hoek that are not vested on or before March 1, 2023 will be forfeited. In connection with his resignation, Mr. Hoek also received a payment of $32,411 in respect of his accrued but unused vacation.
Kramer Transition Services Agreement
As described above, Dr. Kramer was deemed to have experienced a “Good Reason” event in connection with the Merger and resigned from his role as our Chief Executive Officer in connection with the closing of the Merger and entered into a Transition Services Agreement with the Company, pursuant to which he will serve as an independent contractor and provide transition and consulting services to the Company until the 12-month anniversary of the closing of the Merger (the “Transition Period,” and such agreement, the “Kramer Transition Agreement”). The Kramer Transition Agreement may be terminated by Dr. Kramer for any reason on 30 days’ written notice or by the Company for Cause (as defined in the Company’s 2016 Executive Severance Plan). Under the Kramer Transition Agreement, Dr. Kramer will be paid a consulting fee of $166,666.67 each calendar month during the Transition Period, payable on the last day of each completed calendar month. In addition, the Kramer Transition Agreement provides for the following benefits: (i) severance benefits under the Company’s 2016 Executive Severance Plan, payable in connection with a termination without Cause or for Good Reason within two years following a Change of Control (each as defined in the Company’s 2016 Executive Severance Plan); (ii) a pro-rated annual incentive payment based on target performance, as described above; and (iii) equity vesting for a termination without Cause or for Good Reason within 24 months after the effective date of a Change in Control (each as defined in the 2015 LTIP). See “Potential Payments Upon Termination or Change in Control” below for a quantification of and additional information regarding the payments and benefits received by Dr. Kramer in connection with his resignation as our Chief Executive Officer.
Peacock Separation Agreement
As described above, Ms. Peacock was deemed to have experienced a “Good Reason” event in connection with the Merger and resigned from her role as our Executive Vice President, Advanced Materials & Structures upon the closing of the Merger on July 6, 2022. In connection with her separation, Ms. Peacock and the Company entered into a Separation, Waiver and Release Agreement (the “Peacock Separation Agreement”), pursuant to which Ms. Peacock became entitled to the following payments and benefits, payable in accordance with the terms of the Company’s 2016 Executive Severance Plan: (i) a lump sum cash payment equal to three times the sum of (x) her highest base salary for the three-year period preceding her separation, plus (y) her highest short-term incentive bonus for the three-year period preceding her separation; (ii) a pro-rated annual incentive payment based on target performance, as described above; and (iii) continued medical, dental, vision, life and supplemental long-term disability coverage for up to three years, at active employee rates. In addition, Ms. Peacock’s restricted stock awards and performance share awards vested in full (based on target performance with respect to the performance share awards) in accordance with the terms of the underlying award agreements, as described above.
Severance Plans
Following the closing of the Merger, Messrs. Wamser and Nuñez continued to be eligible for payments and benefits in connection with certain qualifying terminations of employment pursuant to the terms of the

Company’s 2016 Executive Severance Plan and Ms. Schertell and Mr. Rickheim continued to be eligible for payments and benefits pursuant to the terms of the Amended and Restated Neenah Executive Severance Plan. See “Potential Payments Upon Termination or Change in Control” below for further information regarding the Company’s 2016 Executive Severance Plan and the Amended and Restated Neenah Executive Severance Plan.
On March 15, 2023, the Company announced the departure of Mr. Wamser effective April 1, 2023. Following the Merger, Mr. Wamser helped transition and organize the finance function at the Company and, following such transition, Mr. Wamser is separating from the Company. For purposes of the Company’s 2016 Executive Severance Plan, Mr. Wamser’s departure was a termination without “cause” following a “change of control.” As a result, Mr. Wamser became entitled to receive compensation and benefits under the 2016 Executive Severance Plan.
Stock Ownership Guidelines
The Company has adopted stock ownership guidelines (the “Guidelines”), which require the Company’s executive officers, including the Named Executive Officers, to own shares of Company common stock with a fair market value equal to a multiple of base salary. The Guidelines are designed to align the interests of the Company’s executive officers with the long-term interests of the Company’s stockholders and to promote commitment to sound corporate governance. Under the Guidelines, the Named Executive Officers must retain at least 50% of vested shares of Company common stock and shares acquired pursuant to the exercise of an option (except for shares sold to pay required tax withholding and the exercise price for options) until the required ownership guideline levels have been achieved (and thereafter if required to maintain the required ownership levels). Our Named Executive Officers must satisfy the Guidelines within five years after becoming subject to the Guidelines. Under the Guidelines, the Company’s Chief Executive Officer is required to hold stock equal to a multiple of five times her base salary, Messrs. Wamser, Hoek and Nuñez are each required to hold stock equal to a multiple of three times his base salary and Mr. Rickheim is required to hold stock equal to a multiple of two times his base salary. As of the record date, each of our continuing Named Executive Officers has either met (and continues to meet) the Guidelines or is within the five-year period to become in compliance with the Guidelines.
What Counts Toward the Guidelines	What Does Not Count Toward the Guidelines
✓ Shares owned outright (including through vesting of equity awards)	× Performance shares
✓ Shares owned directly by a spouse, domestic partner, or minor child	× Service-based restricted stock
✓ Shares owned indirectly through beneficial trust ownership	× Stock options (whether vested or unvested)
✓ Vested shares or stock units held in any Company equity plan, employee stock purchase plan, deferred compensation plan, retirement plan or similar Company plan

(1)
Effective December 7, 2022, in-the-money value of vested but unexercised stock option awards no longer counts towards satisfaction of the ownership guidelines.

How We Make Compensation Decisions
Compensation Approval Process
The Committee is responsible for determining the compensation of our Chief Executive Officer and each of our other executive officers. In setting the compensation of our other executive officers, the Committee takes into account the Chief Executive Officer’s review of each executive officer’s performance and her recommendations with respect to their compensation. While annual compensation decisions are generally made in the Committee’s fall and winter meetings, the Committee meets at other times throughout the year as required to fulfill its oversight responsibility with respect to the Company’s executive compensation program. In August 2022, following the Closing, the Committee performed an additional evaluation of the Company’s executive compensation practices in order to align the post-Merger compensation of the Company’s executive officers with the Company’s post-Merger short and long-term financial and strategic priorities.
Independent Compensation Consultant
The Committee engaged Meridian as its independent compensation consultant. In 2022, Meridian provided executive compensation and governance-related services including review of 2022 compensation adjustments (both before and after the Merger), review of competitive market data, awards under our long-term incentive program, the setting of performance goals in our incentive plans including the payout leverage for results above and below the target performance levels, an analysis of the relationship between the Company’s total direct pay relative to the competitive market, a review of trends and regulatory developments with respect to executive compensation, a review of our compensation peer group based on materials prepared by Aon plc, and assistance with this Compensation Discussion & Analysis. Meridian is retained by and reports to the Committee and, at the request of the Committee, participates in committee meetings. Meridian did not provide any other services to the Company in 2022. The Committee reviewed the independence of Meridian under the New York Stock Exchange and SEC rules and concluded that the work of Meridian has not raised any conflict of interest.
Market-Based Competitive Compensation Levels
During 2022, the Committee continued its philosophy of setting compensation within a range of the market median for each position, which experience has shown is the level at which the Company has been able to recruit and retain highly talented executives. Compensation paid to the executive team is based on competitive market data developed annually by Meridian.
The competitive compensation analysis prepared by Meridian in October 2021 for evaluating 2022 compensation was intended to reflect the scope of an executive’s responsibilities, experience in the position, and competitive market conditions. The October 2021 compensation analysis relied on published survey data and proxy statement data from a peer group of companies.
Published Survey Data
The main basis used for comparison in the October 2021 compensation analysis was the following published survey data compiled by Meridian:
•
For U.S.-based Named Executive Officers: Willis Towers Watson’s 2020 General Industry Executive Compensation Survey Report

•
For the Named Executive Officer based in Luxembourg: Willis Towers Watsons’s 2020 Belgium Executive Compensation Database, Willis Towers Watson’s 2020 General Industry Executive Compensation Survey Report

The survey data is used for all Company executives as the primary tool for market comparisons as this source provides larger sample sizes and more direct matching between positions. All published survey data was aged to a common date of January 1, 2022 using an annual aging factor of 3% per year.
Proxy Statement Peer Group (Pre-Merger)
The October 2021 compensation analysis also relied on proxy statement data from a peer group of 15 companies to supplement the survey data discussed above. The Committee believes that the Company’s peer group should reflect the industries in which the Company potentially competes for business, executive talent and capital, as well as the Company’s significant international operations.
The peer group used for evaluating pre-Merger 2022 compensation decisions consisted of the companies below. This is the same peer group that was used for evaluating 2021 compensation decisions, with the exception of the removal of Lydall, Inc. due to its acquisition by Uniprix; Myers Industries, Inc. due to its smaller size relative to the Company and because Dr. Kramer serves on its board of directors and as a member of such board’s compensation committee; and Deluxe Corporation, Quaker Chemical Corp. and Innospec Inc. due to other peers being deemed more aligned with the Company from a business perspective; and the addition of Ashland Global Holdings, Inc., Axalta Coating Systems Ltd., Cabot Corporation, Donaldson Company, Inc. and Tredegar Corporation because their revenue and/or market capitalization satisfied the peer group’s “size” criteria.
Peer Companies
AptarGroup, Inc.	Ferro Corporation
Ashland Global Holdings, Inc.	H.B. Fuller Company
Avient Corporation (f/k/a PolyOne Corporation)	Kraton Corporation
Axalta Coating Systems Ltd.	Mercer International Inc.
Balchem Corporation	Minerals Technologies Inc.
Cabot Corporation	Neenah, Inc.
Clearwater Paper Corporation	Tredegar Corporation
Donaldson Company, Inc.
Proxy Statement Peer Group (Post-Merger)
Following the closing of the Merger, in August 2022, the Committee engaged Aon plc to prepare an updated peer group for purposes of evaluating the Company’s post-Merger compensation decisions. The component companies of the updated peer group were selected from Aon’s Radford Global Compensation database for manufacturing companies with revenues between one-third and three times the Company’s revenue.
Peer Companies
AptarGroup, Inc.	Greif, Inc.
Ashland Global Holdings, Inc.	H.B. Fuller Company
Avient Corporation (f/k/a PolyOne Corporation)	Ingevity Corporation
Axalta Coating Systems Ltd.	Innospec Inc.
Cabot Corporation	Mercer International Inc.
Clearwater Paper Corporation	Minerals Technologies Inc.
Donaldson Company, Inc.	Rayonier Advanced Materials Inc.
Glatfelter Corporation	Trinseo PLC
The Committee considers 2022 target total direct compensation to be competitive if it falls with +/-20% of the market median. The analysis evaluates the following components:
•
base salary;

•
annual incentive bonus (assuming attainment of the target objective level, as a percentage of base salary);

•
target total cash compensation (base salary plus target level annual incentive);

•
long-term incentive compensation (assuming attainment of the target objective level); and

•
target total direct compensation, which is the sum of base salary plus annual incentive plus long-term incentive compensation at the target levels.

Risk Management
On an annual basis, the Committee reviews the risks associated with the Company’s executive compensation program and whether the program was reasonably likely to have a material adverse effect on the Company. The Committee concluded that the program design, metrics and objectives, taken as a whole and considered within the other financial control and approval processes in place at the Company, were not reasonably likely to have a material adverse effect on the Company.

COMPENSATION COMMITTEE REPORT
The Committee has reviewed and discussed the “Compensation Discussion & Analysis” with management.
Based on the review and discussions, the Committee recommended to the Board that the “Compensation Discussion & Analysis” be included in the Company’s 2023 Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.
COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
Anderson D. Warlick (Chair)
Marco Levi
Tony R. Thene

2022 SUMMARY COMPENSATION TABLE
The following table sets forth information concerning the compensation of our Named Executive Officers for 2022 and, to the extent required by the SEC executive compensation disclosure rules, 2021 and 2020. For 2022, our Named Executive Officers were each of the individuals who served as Chief Executive Officer during the year, our Chief Financial Officer, our other three most highly compensated executive officers as of December 31, 2022 and one former executive officer. As noted above, fiscal 2022 represented a year of significant transformation for the Company as a result of the Merger, which also resulted a number of changes including at the executive team level. In accordance with SEC disclosure rules, the compensation reported below does not include compensation paid or earned by a Named Executive Officer for his or her service to Neenah and solely represents compensation earned following the consummation of the Mergers.
Name and principal position (a)	Year (b)	Salary ($) (c)(1)	Bonus ($) (d)	Stock Awards ($) (e)(1)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)(2)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($) (h)(3)	All Other Compensation ($) (i)(4)	Total ($) (j)
Julie Schertell President and Chief Executive Officer	2022	$436,290	—	$1,790,000	—	$1,106,971	—	$142,782	$3,476,043
R. Andrew Wamser, Jr. Chief Financial Officer	2022	$531,731	—	$3,195,832	—	$443,543	—	$177,813	$4,348,919
	2021	$471,636	—	$751,999	—	$227,957	—	$101,514	$1,553,106
	2020	$462,338	—	$779,060	—	$497,793	—	$93,183	$1,832,374
Ricardo Nuñez Chief Legal Officer, Secretary and Chief Compliance Officer	2022	$489,904		$2,261,378	—	$354,088	—	$131,805	$3,237,175
	2021	$468,383	—	$506,775	—	$208,971	—	$90,623	$1,274,752
	2020	$459,199	—	$505,934	—	$494,360	—	$79,274	$1,538,767
Michael Rickheim Chief Human Resources Officer and Administrative Officer	2022	$201,882	—	$822,428	—	$307,377	—	$45,943	$1,377,630
Omar Hoek Former Chief Operating Officer	2022	$454,606	—	$2,382,462	—	$329,042	$27,506	$38,019	$3,231,635
	2021	$429,431	—	$502,770	—	$185,590	$12,099	$50,648	$1,180,538
	2020	$441,720	$61,350	$641,899	—	$433,694	$41,645	$36,401	$1,656,709
Jeffrey Kramer, PhD Former Chief Executive Officer	2022	$460,385	—	$4,879,284	—	—	—	$8,934,577	$14,274,246
	2021	$850,000	—	$3,291,640	—	$632,051	—	$376,981	$5,150,672
	2020	$800,000	—	$3,110,928	—	$1,435,427	—	$411,519	$5,757,874
Tracey Peacock Former EVP, Advanced Materials & Structures	2022	$242,469	—	$771,202	—	—	—	$2,206,787	$3,220,458
	2021	$332,712	—	$630,815	—	$160,359	—	$30,563	$1,154,449

(1)
The amounts reported in this column for 2022 represent the annual grants of performance share awards, PSU awards and service-based restricted stock awards, valued in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“FASB ASC Topic 718”). The amounts reported for Messrs. Wamser, Nuñez and Hoek, Dr. Kramer and Ms. Peacock also include $82,707, $54,602, $54,711, $1,468,213 and $222,234, respectively, which represent the incremental fair value associated with the modification of their equity awards in connection with the Merger, calculated in accordance with FASB ASC Topic 718. See footnotes 9-12 the 2022 Grants of Plan-Based Awards Table below for additional information regarding these modifications. The amounts included in this column for the performance share awards granted to Messrs. Wamser, Nuñez and Hoek in January 2022 as retention awards, the performance share awards granted to the then-serving Named Executive Officers of SWM in February 2022, and the Synergy PSUs granted to the continuing Named Executive Officers in October 2022 are calculated based on the probable satisfaction of the performance conditions for such awards at the time of grant. Assuming the highest level of performance would have been achieved for such awards, the maximum value of these awards at the grant date would be as follows:
Name	Retention Awards	Legacy SWM Performance Shares	Synergy PSUs
Julie Schertell	N/A	N/A	$2,685,000
R. Andrew Wamser, Jr.	$2,421,600	$1,308,977	$1,669,074
Ricardo Nuñez	$1,513,500	$842,114	$1,451,358
Michael Rickheim	N/A	N/A	$1,233,642
Omar Hoek	$1,937,280	$854,450	$1,304,423
Jeffrey Kramer, PhD	N/A	$5,654,836	N/A
Tracey Peacock	N/A	$910,025	N/A
See Note 19 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 for a discussion of the relevant assumptions used in calculating the amounts reported for the applicable year.
(2)
The amounts reported in this column for 2022 represent annual incentive awards earned under SWM’s annual incentive program for the pre-Merger portion of 2022, under Neenah’s annual incentive program established pre-Merger and without payout contingent on post-Merger service to the Company, and under the Company’s annual incentive program for the post-Merger portion of 2022, as indicated below:

Name	Neenah Bonus	SWM Bonus	Company Bonus
Julie Schertell	$688,546(a)	N/A	$418,425
R. Andrew Wamser, Jr.	N/A	$272,300	$171,243
Ricardo Nuñez	N/A	$225,231	$128,857
Michael Rickheim	$197,848	N/A	$109,529
Omar Hoek	N/A	$188,121	$140,921

(a)
Ms. Schertell’s payment under Neenah’s short-term incentive plan was reduced to the minimum extent necessary that resulted in her retaining the largest after-tax amount of compensation payments under Section 4999 of the Internal Revenue Code. Absent this cutback, Ms. Schertell’s payout would have been $700,713.

(3)
The amount reported in this column for Mr. Hoek for 2022 represents the change in his accumulated benefits under the Luxembourg Pension Plan.

(4)
The amounts reported in this column for 2022 for each Named Executive Officer includes the following:

Name	Company contributions to qualified and nonqualified retirement plans	Dividends/ dividend equivalents on unvested equity awards	Post-Merger Consulting Fees	Cash Severance and Benefits Continuation	Other Executive Benefits(a)	Total
Julie Schertell	$37,125	$98,157	—	—	$7,500	$142,782
R. Andrew Wamser, Jr.	$47,924	$128,389	—	—	$1,500	$177,813
Ricardo Nuñez	$46,952	$84,853	—	—	—	$131,805
Michael Rickheim	$12,625	$23,318	—	—	$10,000	$45,943
Omar Hoek	—	$17,672	—	—	$20,347	$38,019
Jeffrey Kramer, PhD	$17,400	$67,833	$1,000,000	$7,838,644	$10,700	$8,934,577
Tracey Peacock	$17,400	$11,086	—	$2,154,301	$24,000	$2,206,787

(a)
The amounts reported in this column include a travel allowance for Ms. Peacock, travel and parking for Mr. Kramer, automobile, lunch vouchers and disability insurance for Mr. Hoek, charitable matching contributions for Mr. Rickheim, and monthly executive benefits allowance for Ms. Schertell and Mr. Rickheim for items such as tax services, executive physical, and financial planning.

2022 GRANTS OF PLAN-BASED AWARDS
The following table summarizes awards made to our Named Executive Officers in 2022.
Name	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stocks or Units	Grant Date Fair Value of Stock Awards(1)
			Threshold ($)(d)	Target ($)(e)	Maximum ($)(f)	Threshold (#)(g)	Target (#)(h)	Maximum (#)(i)	(#)(j)	($)(k)
Julie Schertell	N/A(2)	N/A	—	688,546	—	—	—	—	—	—
	N/A(3)	N/A	255,138	510,275	1,020,550	—	—	—	—	—
	10/4/2022(4)	9/22/2022	—	—	—	—	75,944	113,916	—	1,790,000
R. Andrew Wamser, Jr.	N/A(5)	N/A	87,500	175,000	350,000	—	—	—	—	—
	N/A(3)	N/A	104,416	208,832	417,664	—	—	—	—	—
	1/31/2022(6)	1/31/2022	—		—	—	40,000	80,000	—	1,210,800
	2/16/2022(7)	2/16/2022	—	—	—	8,235	16,470	41,807	—	515,676
	2/16/2022(8)	2/16/2022	—	—	—	—	—	—	8,868	273,932
	8/8/2022(9)	8/8/2022	—	—	—	—	—	—	11,107	45,650
	8/11/2022(10)	8/11/2022	—	—	—	—	—	—	16,470	37,058
	10/4/2022(4)	9/22/2022	—	—	—	—	47,209	70,814	—	1,112,716
Ricardo Nuñez	N/A(5)	N/A	72,375	144,750	289,500	—	—	—	—	—
	N/A(3)	N/A	78,572	157,143	314,286	—	—	—	—	—
	1/31/2022(6)	1/31/2022	—	—	—	—	25,000	50,000	—	756,750
	2/16/2022(7)	2/16/2022	—	—	—	5,298	10,595	26,896	—	306,196
	2/16/2022(8)	2/16/2022	—	—	—	—	—	—	5,706	176,258
	8/8/2022(9)	8/8/2022	—	—	—	—	—	—	7,485	30,763
	8/11/2022(10)	8/11/2022	—	—	—	—	—	—	10,595	23,839
	10/4/2022(4)	9/22/2022	—	—	—	—	41,051	61,577	—	967,572
Michael Rickheim	N/A(2)	N/A	—	197,548	—	—	—	—	—	—
	N/A(3)	N/A	66,786	133,571	267,142	—	—	—	—	—
	10/4/2022(4)	9/22/2022	—	—	—	—	34,893	52,340	—	822,428
Omar Hoek	N/A(5)	N/A	63,072	126,144	252,288	—	—	—	—	—
	N/A(3)	N/A	85,927	171,854	343,708	—	—	—	—	—
	1/31/2022(6)	1/31/2022	—	—	—	—	32,000	64,000	—	968,640
	2/16/2022(7)	2/16/2022	—	—	—	5,375	10,751	27,290	—	310,704
	2/16/2022(8)	2/16/2022	—	—	—	—	—	—	5,788	178,792
	8/8/2022(9)	8/8/2022	—	—	—	—	—	—	7,426	30,521
	8/11/2022(10)	8/11/2022	—	—	—	—	—	—	10,751	24,190
	10/4/2022(4)	9/22/2022	—	—	—	—	36,895	55,343	—	869,615
Jeffrey Kramer, PhD	N/A(5)	N/A	253,603	507,205	1,014,410	—	—	—	—	—
	2/16/2022(7)	2/16/2022	—	—	—	35,574	71,149	180,608	—	2,227,675
	2/16/2022(8)	2/16/2022	—	—	—	—	—	—	38,310	1,183,396
	7/6/2022(11)	7/6/2022	—	—	—	—	—	—	12,154	272,371
	7/6/2022(12)	7/6/2022	—	—	—	—	—	—	53,362	1,195,842
Tracey Peacock	N/A(5)	N/A	72,853	145,706	291,412	—	—	—	—	—
	2/16/2022(7)	2/16/2022	—	—	—	5,725	11,450	29,065	—	358,500
	2/16/2022(8)	2/16/2022	—	—	—	—	—	—	6,166	190,468
	7/6/2022(11)	7/6/2022	—	—	—	—	—	—	1,329	29,788
	7/6/2022(12)	7/6/2022	—	—	—	—	—	—	8,588	192,446

(1)
The amounts shown in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 and, in the case of the performance shares, are based upon the probable outcome of the applicable performance conditions. See Note 19 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, for a discussion of the relevant assumptions used in calculating the amounts.

(2)
The amounts in column (e) represent the actual amounts paid to Ms. Schertell and Mr. Rickheim under Neenah’s pre-Merger annual incentive program that was determined based on performance prior to the consummation of the Merger and with payout subject to the executive’s continued employment with the Company post-Merger. This amount is included in the Non-Equity Incentive Plan Compensation column in the 2022 Summary Compensation Table.

(3)
The amounts in columns (d), (e) and (f) consist of the threshold, target and maximum cash award levels for the post-Merger portion of 2022. The amount actually earned by each continuing Named Executive Officer is included in the Non-Equity Incentive Plan Compensation column in the 2022 Summary Compensation Table.

(4)
The amounts in columns (h) and (i) represent the target and maximum number of PSUs that may be earned based on the Company’s Synergy Run Rate Achievement during the period beginning on July 6, 2022 and ending December 31, 2024, subject to the Named Executive Officer’s continued employment through such date.

(5)
The amounts in columns (d), (e) and (f) consist of the threshold, target and maximum cash award levels for the pre-Merger portion of 2022 under SWM’s 2022 annual incentive program, pro-rated for the portion of 2022 that occurred prior to the closing of the Merger. The amount actually earned by each Named Executive Officer is included in the Non-Equity Incentive Plan Compensation column in the 2022 Summary Compensation Table.

(6)
The amounts in columns (h) and (i) represent the target and maximum number of performance shares that could have been earned based on the Company’s TSR as compared to the applicable peer group during the three-year performance period. In connection with the Merger, these awards were converted into time-based RSUs that will cliff vest on January 30, 2025, subject to the Named Executive Officer’s continued employment through such date.

(7)
The amounts in columns (g), (h) and (i) consist of the threshold, target and maximum performance shares that could have been earned during the 2022-2023 performance period based on the Company’s adjusted EBITDA performance, subject to a +/- 15% modifier based on the Company’s TSR performance, and were scheduled to vest on the first anniversary of the date on which the Committee certified the adjusted EBITDA and TSR achievement levels. In connection with the Merger, these awards were converted to time-based RSUs that vest 100% on February 16, 2025, subject to the Named Executive Officer’s continued employment through such date.

(8)
These amounts represent shares of service-based restricted stock which vested 50% on February 16, 2023 and the remaining 50% will vest on February 16, 2024, subject to continued employment through each applicable vesting date.

(9)
Represents the incremental fair value, calculated in accordance with FASB ASC Topic 718, arising from the modification on August 8, 2022 of the performance share awards granted in 2021 to Messrs. Wamser, Hoek and Nuñez that was made in connection with the Merger, pursuant to which the performance share awards were converted into RSU awards that will vest 100% on February 16, 2024. This amount does not represent a new equity grant.

(10)
Represents the incremental fair value, calculated in accordance with FASB ASC Topic 718, arising from the modification on August 11, 2022 of the performance share awards granted in 2022 to Messrs. Wamser, Hoek and Nuñez that was made in connection with the Merger, pursuant to which the performance share awards were converted into RSU awards that will vest 100% on February 16, 2025. This amount does not represent a new equity grant.

(11)
Represents the incremental fair value, calculated in accordance with FASB ASC Topic 718, arising from the modification on July 6, 2022 of the equity awards granted in 2021 to Dr. Kramer and Ms. Peacock that was made in connection with the Merger, pursuant to which they received settlement of the full target award rather than a pro-rata portion in connection with their termination of employment. This amount does not represent a new equity grant.
(12)
Represents the incremental fair value, calculated in accordance with FASB ASC Topic 718, arising from the modification on July 6, 2022 of the equity awards granted in 2022 to Dr. Kramer and Ms. Peacock that was made in connection with the Merger, pursuant to which they received settlement of the full target award rather than a pro-rata portion in connection with their termination of employment. This amount does not represent a new equity grant.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2022
The following table provides information regarding unexercised stock options and unvested stock awards held by each of the continuing Named Executive Officers as of December 31, 2022. Dr. Kramer and Ms. Peacock did not hold any outstanding equity awards as of December 31, 2022.
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Julie Schertell	6,654	—	—	22.99	1/28/2023	—	—	—	—
	5,934	—	—	31.53	1/27/2024	—	—	—	—
	5,948	—	—	43.97	1/26/2025	—	—	—	—
	8,142	—	—	42.67	1/25/2026	—	—	—	—
	9,621	—	—	60.49	1/29/2027	—	—	—	—
	9,758	—	—	68.74	1/29/2028	—	—	—	—
	—	—	—	—	—	9,224(2)	192,782	—	—
	—	—	—	—	—	32,285(3)	674,757	—	—
	—	—	—	—	—	17,717(4)	370,285	—	—
	—	—	—	—	—	41,34(5)	864,027	—	—
	—	—	—	—	—	—	—	75,944(6)	1,587,230
R. Andrew Wamser, Jr.	—	—	—	—	—	5,000(7)	104,500	—	—
	—	—	—	—	—	2,990(8)	62,491	—	—
	—	—	—	—	—	40,000(9)	836,000	—	—
	—	—	—	—	—	6,432(10)	134,429	—	—
	—	—	—	—	—	8,868(11)	185,341	—	—
	—	—	—	—	—	11,107(12)	232,136	—	—
	—	—	—	—	—	16,470(13)	344,223	—	—
	—	—	—	—	—	—	—	47,209(6)	986,668
Ricardo Nuñez	—	—	—	—	—	5,000(7)	104,500	—	—
	—	—	—	—	—	2,015(8)	42,114	—	—
	—	—	—	—	—	25,000(9)	522,500	—	—
	—	—	—	—	—	4,177(10)	87,299	—	—
	—	—	—	—	—	5,706(11)	119,255	—	—
	—	—	—	—	—	7,485(12)	156,437	—	—
	—	—	—	—	—	10,595(13)	221,436	—	—
	—	—	—	—	—	—	—	41,051(6)	857,966

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Michael Rickheim	—	—	—	—	—	6,780(14)	141,702	—	—
	—	—	—	—	—	1,029(14)	21,506	—	—
	—	—	—	—	—	1,480(2)	30,932	—	—
	—	—	—	—	—	5,179(3)	108,241	—	—
	—	—	—	—	—	3,016(4)	63,034	—	—
	—	—	—	—	—	7,037(5)	147,073	—	—
	—	—	—	—	—	—	—	34,893(6)	729,264
Omar Hoek	—	—	—	—	—	3,500(7)	73,150	—	—
	—	—	—	—	—	1,999(8)	41,779	—	—
	—	—	—	—	—	32,000(9)	668,800	—	—
	—	—	—	—	—	3,244(10)	67,800	—	—
	—	—	—	—	—	5,788(11)	120,969	—	—
	—	—	—	—	—	7,426(12)	155,203	—	—
	—	—	—	—	—	10,751(13)	224,696	—	—
	—	—	—	—	—	—	—	36,895(6)	771,106

(1)
Value calculated using the December 30, 2022 closing share price of $20.90.

(2)
This RSU award vested or will vest (as applicable) 50% on February 2, 2023 and 50% on February 2, 2024, subject to continued employment through each applicable vesting date.

(3)
This RSU award vests 100% on February 2, 2024, subject to continued employment through each applicable vesting date.

(4)
This RSU award vested or will vest (as applicable) 1/3 on January 26, 2023, 2024 and 2025, subject to continued employment through each applicable vesting date.

(5)
This RSU award vests 100% on December 31, 2024, subject to continued employment through each applicable vesting date.

(6)
The number of PSUs earned will be based on the Company’s Synergy Run Rate Achievement during the period beginning on July 6, 2022 and ending December 31, 2024. Number shown is based on target performance.

(7)
These restricted shares vested or will vest (as applicable) on January 28, 2023 for Mr. Wamser; January 1, 2024 for Mr. Hoek and January 2, 2023 for Mr. Nuñez.

(8)
These restricted shares vested on February 15, 2023.

(9)
This RSU award will vest on January 30, 2025, subject to continued employment through the vesting date.

(10)
These restricted shares vested February 28, 2023.

(11)
These restricted shares vested 50% on February 16, 2023 and the remaining 50% will vest on February 16, 2024, subject to continued employment through the vesting date.

(12)
This RSU award vests 100% on February 16, 2024, subject to continued employment through the vesting date.

(13)
This RSU award vests 100% on February 16, 2025, subject to continued employment through the vesting date.

(14)
This RSU award vests 100% on April 6, 2023, subject to continued employment through the vesting date.

2022 STOCK VESTED TABLE
The following table provides information concerning vesting of stock during 2022 for each of the Named Executive Officers. None of the Named Executive Officers exercised any stock option awards during 2022.
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Julie Schertell	22,129	462,496
R. Andrew Wamser, Jr.	29,669	913,432
Ricardo Nuñez	17,230	534,324
Michael Rickheim	4,626	96,683
Omar Hoek	11,158	341,473
Jeffrey Kramer, PhD	302,785	7.537,171
Tracey Peacock	30,797	680,004
2022 PENSION BENEFITS
The following table provides information regarding Mr. Hoek’s pension benefits under the Luxembourg pension plan as of December 31, 2022.
Name	Plan	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year
Omar Hoek	Luxembourg Pension	3	$81,210	—
Mr. Hoek participated in the Company’s supplemental defined pension contribution plan for Luxembourg employees, which was adopted during 2016. This is a social supplemental plan that provides annuitized income to the participant upon retirement, in addition to the standard insured social retirement benefit. The present value of contributions accrued for his benefit as of December 31, 2022, shown in dollars, was converted from Euros at the December 31, 2022 exchange rate of 0.9323 Euros to the U.S. dollar.

2022 NON-QUALIFIED DEFERRED COMPENSATION
The following table provides information regarding compensation that has been deferred by Ms. Schertell, Messrs. Wamser, Nuñez and Rickheim and Dr. Kramer pursuant to the terms of the Legacy SWM Deferred Compensation Plan, Neenah’s Supplemental Retirement Contribution Plan and the Legacy Neenah Deferred Compensation Plan.
Name	Plan Name	Executive contributions in last FY ($)(1)	Registrant contributions in last FY ($)(2)	Aggregate earnings in last FY ($)	Aggregate withdrawals / distributions	Aggregate balance at last FYE ($)(3)
Julie Schertell	Supplemental RCP	—	31,281	(78)	(458,628)	31,668
R. Andrew Wamser, Jr.	Legacy SWM DCP	50,873	30,524	(13,290)	(67,110)	41,674
Ricardo Nuñez	Legacy SWM DCP	56,271	29,552	(26,620)	(130,203)	48,278
Michael Rickheim	Legacy Neenah DCP	12,625	12,625	89	(11,180)	25,330
Jeffrey Kramer, PhD	Legacy SWM DCP	108,205	—	(160,295)	(1,351,920)	0

(1)
These amounts represent deferrals of the participating Named Executive Officer’s salary and compensation received under the annual incentive program and are included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns in the 2022 Summary Compensation Table.

(2)
Company contributions to the Legacy SWM Deferred Compensation Plan, the Legacy Neenah Deferred Compensation Plan and the Supplemental RCP were 401(k) savings plan contributions that exceeded IRS limitations on qualified plan contributions and are included in the “All Other Compensation” column in the 2022 Summary Compensation Table.

(3)
Amounts in this column include the following amounts that were previously reported in the Summary Compensation Table as compensation for: Ms. Schertell — $0; Dr. Kramer — $726,543; Mr. Wamser — $14,149; Mr. Rickheim — $0; and Mr. Nuñez — $67,137. All amounts in this column are vested and will be payable in full following any termination.

Legacy SWM Deferred Compensation Plan
Eligible employees may elect to defer up to 25% of their annual salary and up to 50% of their incentive bonus to the Legacy SWM Deferred Compensation Plan, a non-qualified deferred compensation plan established in 2005 to allow participants to defer receipt of compensation and payment of certain income taxes. Eligibility to participate in the Legacy SWM Deferred Compensation Plan is limited to “management” and “highly compensated employees” as defined in the Employee Retirement Income Security Act of 1974, as amended. The Company may, with Committee approval, make cash contributions to a participant’s account in the Legacy SWM Deferred Compensation Plan.
Amounts deferred into the Legacy SWM Deferred Compensation Plan by a participating officer, or contributed on the officer’s behalf by the Company, can be invested at the officer’s election in an account that tracks, but does not actually invest in, some of the fund elections available under the Company’s 401(k) savings plan. The participating officer bears the investment risk. The Company makes no guaranty as to the return of the principal amount of any funds deferred or of any income thereon. The funds remain subject to the Company’s creditors while in the Legacy SWM Deferred Compensation Plan.
A participant may elect to receive payment of the vested amount credited to his or her deferral account under the Legacy SWM Deferred Compensation Plan based on a participant election of a single lump sum or three, five, or ten annual installments. No payments may commence in fewer than five years following the date of the deferral election, except for alternative distributions that may occur in certain defined circumstances including disability, death of participant, separation from service, change of control and unforeseeable emergency, as such terms are defined in the plan. Certain individuals, including plan participants who are Named Executive Officers, must defer distributions from the plan for six months following a separation from service.

Neenah Supplemental Retirement Contribution Plan
Following the closing of the Merger, the Company assumed Neenah’s supplemental retirement contribution plan (the “Supplemental RCP”) which is a non-qualified defined contribution plan which is intended to provide a tax-deferred retirement savings alternative for amounts exceeding Internal Revenue Code limitations on qualified plans.
The Supplemental RCP is a non-qualified excess benefit and supplemental retirement plan pursuant to which the Company provides additional retirement benefits to certain highly compensated employees. These Company contributions are intended to provide contributions to those individuals whose benefits under tax-qualified programs are restricted by the limitations permitted by the Internal Revenue Code. Contributions are held for each participant in either an excess benefit or supplemental benefit unfunded separate account. Participant accounts are credited with earnings, gains, and losses based on the rate of return of investment funds selected by the participant, which the participant may elect to change in accordance with the participant’s elections under the Supplemental RCP. Payments can be tied to termination of employment, including retirement, and would be paid in a lump sum.
If a participant dies before receiving the full value of their account balance, the participant’s beneficiary would receive the remainder of the benefit in one lump sum payment.
Legacy Neenah Deferred Compensation Plan
The Legacy Neenah Deferred Compensation Plan is the deferred compensation plan for the executive officers of former Neenah, Inc. Upon the consummation of the Merger, the Company assumed the Legacy Neenah Deferred Compensation Plan. The Legacy Neenah Deferred Compensation Plan allows the executive officers of the former Neenah, Inc. to defer a portion of their annual cash compensation (base salary and bonus). The Legacy Neenah Deferred Compensation Plan is intended to allow the executive to maximize the value of the compensation they received from the former Neenah, Inc. and assist in their retention. Participants in the Legacy Neenah Deferred Compensation Plan may elect to defer from (i) 5% to 75% of his or her salary paid during a deferral year; and/or (ii) 5% to 100% of his or her bonus paid during a deferral year, provided that the deferral election may not relate to any payroll withholding amount, including required tax withholding or employee contributions under a 401(k) or cafeteria plan or for group health plan premiums. The minimum deferral required to participate in the Legacy Neenah Deferred Compensation Plan is $5,000. The Company dictates the investment fund options from which the participant can choose to elect their deferrals and deferred benefit accounts in. In the case of retirement and the aggregate balance of all of a participant’s deferred benefit accounts is equal to or more than $100,000, a participant may elect to receive the vested amount credited to the participant’s deferred benefit account in either lump sum or annual installments payable over a period of two or ten years. However, if the deferred benefit accounts’ aggregate balance is less than $100,000 the participant will be paid in lump sum upon retirement. In the event of a termination of employment prior to retirement, the participant’s death, or a change of control, the participant will receive the vested amount in the participant’s deferred benefit accounts in lump sum. In the case of an unforeseeable emergency as defined in the Legacy Neenah Deferred Compensation Plan, the Company will pay the participant an amount from the participant’s deferred benefit accounts necessary to satisfy the unforeseeable emergency.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
SWM Executive Severance Plan
On November 2, 2016, SWM’s Compensation Committee adopted and approved the Schweitzer-Mauduit International, Inc. 2016 Executive Severance Plan (the “2016 Plan”) for members of the Company’s senior executive team. As of December 31, 2022, Messrs. Wamser and Nuñez were participants in the 2016 Plan.
The 2016 Plan provides that in the event of termination of a participant’s employment with the Company or one of its participating subsidiaries or business units within two years after a change of control of the Company for any reason other than cause, retirement, disability or death, a participant will be entitled to salary and benefit continuation. A change of control is defined as the date as of which: (a) a third person, including a “group” as defined in Section 13(d)(3) of the Exchange Act, acquires actual or beneficial ownership of shares of the Company having 30% or more of the total number of votes that may be cast for the election of directors of the Company; or (b) as the result of any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a “Transaction”), the persons who were directors of the Company before the Transaction cease to constitute a majority of the board of directors of the Company or any successor to the Company.
In the event of a qualifying termination of employment in connection with a change of control as of December 31, 2022, Messrs. Wamser and Nuñez would generally have been entitled to receive:
•
a cash payment in an amount equal to three times the highest annual compensation (base salary and annual incentive awards) paid or payable within the three-year period ending on the date of termination; and

•
welfare benefits (including, health and dental benefits) from the Company for a period of three years.

The 2016 Plan provides that any benefits triggered by a change of control are subject to an automatic reduction to avoid the imposition of excise taxes under Section 4999 of the Internal Revenue Code in the event such reduction would result in a better after-tax result for the executive.
Upon a change of control, all deferred compensation plan contributions that have been granted to a participant, but not yet vested as of December 31, 2022, vest automatically. Awards granted under the Company’s 2015 LTIP are subject to double trigger vesting upon a change of control — meaning that both a qualifying termination of employment and a change of control must occur prior to the accelerated vesting of such awards. Under the Company’s annual incentive program, in the event a participant is terminated without cause within two years following a change of control, the participant is entitled to payment of a pro rata portion of the incentive award at the target performance percentage, without regard to achievement of pre-established objectives.
The 2016 Plan also provides that if a Named Executive Officer’s employment with the Company or an affiliate terminates absent a change of control for a reason other than death, retirement, disability, voluntary resignation or cause, the Company will pay the Named Executive Officer an amount equal to a severance multiple determined by the Committee at the time the individual is selected for participation. In the case of Mr. Nuñez, this severance multiple equals one-half times base salary, and in the case of Mr. Wamser, this severance multiple equals one times base salary, in each case, payable as a cash lump sum. The 2016 Plan also provides for the continuation of the Company’s welfare benefits for the number of years equal to the severance multiple. A participant cannot receive both this payment as well as compensation under the 2016 Plan’s change of control provisions. Messrs. Wamser and Nuñez are also eligible to receive salary continuation in the event of death or disability. Disability pay is provided through a combination of Company-paid short-term disability benefits and insured long-term disability benefits in accordance with Company policy.
Subject to certain conditions, the 2016 Plan may be amended or terminated by resolution of the Board, but no such amendment or termination may be effective during the two-year period following a change of control of the Company without the consent of all participants.
The Company’s equity award agreements also include accelerated vesting provisions for a termination of employment (i) due to death, disability, or retirement (age 55, with at least five years of service to the Company and consent to retire provided by the Committee); (ii) without cause or due to good reason within

24 months following a “change in control” of the Company; or (iii) without cause not within such 24-month period. For the Synergy PSU awards, the only outstanding performance-based award outstanding as of December 31, 2022, the award will (a) vest on a pro rata basis based on target performance in the event of death; (b) vest on a pro rata basis based on actual performance in the event of a termination due to disability or retirement or a termination of employment without cause or due to good reason within 24 months following a change in control; or (c) be forfeited for a termination of employment for any other reason.
Payment of the benefits under the 2016 Plan is subject to the applicable executive executing an agreement that includes a general release of claims against the Company. These benefits are intended to recruit and retain key executives and provide continuity in the Company’s management in the event of a change of control.
The maximum amounts payable upon termination pursuant to the 2016 Plan, assuming that a change of control of the Company and/or a qualifying termination of employment had occurred on December 31, 2022, are set forth in the following tables for Messrs. Wamser and Nuñez.
In addition, in the event of termination, retirement, death or disability, each participating Named Executive Officer is also entitled to his or her benefits discussed above under “2022 Non-Qualified Deferred Compensation” and “2022 Pension Benefits,” as applicable.
Neenah Executive Severance Plan
Furthermore, after the closing of the Merger, the Company assumed Neenah’s Amended and Restated Executive Severance Plan (the “Neenah Severance Plan”), in which Ms. Schertell and Mr. Rickheim participate.
The Neenah Severance Plan categorizes participating executives as either “Tier 1”, “Tier 2”, or “Tier 3” participants in order to provide varying benefit amounts to the different executives. Ms. Schertell and Mr. Rickheim are Tier 1 participants under the Neenah Severance Plan.
Upon termination of Ms. Schertell’s or Mr. Rickheim’s employment by the Company without “cause” outside of a change of control, such Named Executive Officer will be entitled to an amount equal to one and one-half times his or her base salary. Upon termination of the Named Executive Officer’s employment by Neenah without “cause” within the two-year period following a change of control or by the Named Executive Officer for “good reason” within the two-year period following a change of control, the Neenah Severance Plan provides that such terminated Named Executive Officer will be entitled to the sum of:
•
two times the sum of his or her annual base salary;

•
the amount of his or her annual bonus that he or she has earned through the date of the change of control, plus two times his or her targeted annual bonus;

•
any profit-sharing contributions or pension plan benefits forfeited as a result of such termination;

•
the amount of profit-sharing contributions and pension plan benefits such participant would have received under the qualified and supplemental retirement plans but for his or her termination for the two-year period following his or her termination; and

•
the cost of medical and dental COBRA premiums for a period of two years.

In addition, such Named Executive Officer will be fully vested in his or her account under the Legacy Neenah Deferred Compensation Plan, and any outstanding equity awards granted to him or her.
Furthermore, upon the termination of a Named Executive Officer’s employment by Neenah at any time without “cause” or by the officer for “good reason” within the two-year period following a change of control, the Named Executive Officer will be eligible to receive reimbursement for outplacement service costs for a period of two years in an amount not to exceed $50,000.
Any amounts paid to a Named Executive Officer under the Neenah Severance Plan will be reduced to the maximum amount that could be paid without being subject to the excise tax imposed under Sections 280G and 4999 of the Internal Revenue Code, but only if the after-tax benefit of the reduced amount is higher than the after-tax benefit of the unreduced amount.

Payment of the benefits under the Neenah Severance Plan is subject to the applicable executive executing an agreement that includes restrictive covenants and a general release of claims against the Company. These benefits are intended to recruit and retain key executives and provide continuity in the Company’s management in the event of a change of control.
Kramer Transition Services Agreement
As described above, Dr. Kramer was deemed to have experienced a “Good Reason” event in connection with the Merger and resigned from his role as our Chief Executive Officer in connection with the closing of the Merger and entered into the Kramer Transition Services Agreement with the Company, pursuant to which he will serve as an independent contractor and provide transition and consulting services to the Company until the 12-month anniversary of the closing of the Merger. The Kramer Transition Agreement may be terminated by Dr. Kramer for any reason on 30 days’ written notice or by the Company for Cause (as defined in the 2016 Plan). Under the Kramer Transition Agreement, Dr. Kramer will be paid a consulting fee of $166,666.67 each calendar month during the Transition Period (as defined above), payable on the last day of each completed calendar month. In addition, the Kramer Transition Agreement provides for the following benefits: (i) severance benefits under the 2016 Executive Plan, payable in connection with a termination without Cause or for Good Reason within two years following a Change of Control ($7,274,247); (ii) a pro-rated annual incentive payment based on target performance, as described above ($507,205); and (iii) equity vesting for a termination without Cause or for Good Reason within 24 months after the effective date of a Change in Control (each as defined in the 2015 LTIP) ($1,468,213). In connection with the Mergers, the Company waived the pro-rata reduction for equity vesting and Dr. Kramer was entitled to full vesting of his equity awards, with performance-based equity vesting at target in accordance with the terms of the Merger Agreement. Dr. Kramer also received a payment of $53,221 in respect of his accrued but unused vacation.
Peacock Separation Agreement
As described above, Ms. Peacock was deemed to have experienced a “Good Reason” event in connection with the Merger and resigned from her role as our Executive Vice President, Advanced Materials & Structures upon the closing of the Merger on July 6, 2022. In connection with her separation, Ms. Peacock and the Company entered into the “Peacock Separation Agreement, pursuant to which Ms. Peacock became entitled to the following payments and benefits, payable in accordance with the terms of the 2016 Plan: (i) a lump sum cash payment equal to three times the sum of (x) her highest base salary for the three-year period preceding her separation, plus (y) her highest short-term incentive bonus for the three-year period preceding her separation ($1,903,077); (ii) a pro-rated annual incentive payment based on target performance, as described above ($145,706); and (iii) continued medical, dental, vision, life and supplemental long-term disability coverage for up to three years, at active employee rates ($72,703). In addition, Ms. Peacock’s restricted stock awards and performance share awards vested in full (based on target performance with respect to the performance share awards) in accordance with the terms of the underlying award agreements but without any pro-rata reduction for period served, as described above ($192,446). Ms. Peacock also received a payment of $32,815 in respect of her accrued but unused vacation.
Hoek Consulting and Termination Agreements
In October 2022, Mr. Hoek tendered his resignation as the Company’s Chief Operating Officer, effective as of March 1, 2023. In connection with his resignation, Mr. Hoek and SLS, a wholly owned subsidiary of the Company, entered into a consulting agreement, pursuant to which he will continue to provide consulting services to the Company for one-year following his resignation. Under the consulting agreement, Mr. Hoek will be paid an annual consulting fee of €250,000 (equivalent of $268,154 based on € to U.S. dollar conversion rate of 0.9323 as of December 31, 2022). In addition, Mr. Hoek and SLS entered into the Hoek Termination Agreement, pursuant to which Mr. Hoek is entitled to receive an annual incentive amount based on the Company’s performance for fiscal year 2022 ($332,693). The Hoek Termination Agreement also provides that any equity awards previously granted by the Company to Mr. Hoek that are not vested on or before March 1, 2023 will be forfeited. In connection with his resignation, Mr. Hoek also received a payment of $32,411 in respect of his accrued but unused vacation.

Prior to his resignation, Mr. Hoek did not participate in the 2016 Plan and, upon a qualifying termination of employment as of December 31, 2022, would have been entitled to severance benefits as required by Luxembourg law. Upon a qualifying termination of Mr. Hoek’s employment with the Company or an affiliate within one year of a change of control or absent a change of control for a reason other than death, retirement, disability, voluntary resignation or cause, in each case, as of December 31, 2022, Mr. Hoek would have been entitled to receive (i) $482,670, payable as a lump sum, representing one year’s base salary and (ii) $18,897, payable on Mr. Hoek’s behalf, representing Company-paid life and disability insurance premiums for one year. In addition, upon a qualifying termination of Mr. Hoek’s employment with the Company or an affiliate within one year of a change of control or a termination of Mr. Hoek’s employment due to death or disability, in each case as of December 31, 2022, Mr. Hoek would have been entitled to a cash payment of $329,042, representing Mr. Hoek’s incentive award under our annual incentive program, based on actual performance, payable at the same time payments under our annual incentive program are made to other executives. In the event of a termination of Mr. Hoek’s employment for any of the reasons described in this paragraph, Mr. Hoek would also have been entitled to $32,411, payable as a lump sum, in respect of accrued but unused vacation.
The maximum amounts payable upon termination pursuant to the severance arrangements described above, assuming that a change of control of the Company and/or a qualifying termination of employment had occurred on December 31, 2022, are set forth in the following tables for each of the continuing Named Executive Officers. The amounts reported in the table below does not reflect the application of any reduction in benefits to avoid the imposition of excise taxes under Section 4999 of the Internal Revenue Code. In addition, as noted above, in connection with Mr. Wamser’s separation from the Company in April 2023, he became entitled to separation benefits for a termination without cause in connection with a change in control, as described further below.
		With Change of Control			Without Change of Control(1)
Name	Compensation Component	Retirement	Without Cause or Good Reason Termination	Death or Disability	Retirement	Without Cause or Good Reason Termination	Death or Disability
Julie Schertell
	Cash Severance	—	3,977,500	—	—	3,977,500	—
	Non-Equity Incentive Plan Compensation(2)	—		—	—		—
	Long Term Incentives- Performance(3)	—	155,235	155,235	—	155,235	155,235
	Long Term Incentives-Time Based(3)	—	2,101,851	2,101,851	—	2,101,851	2,101,851
	Benefit Continuation	—	351,877	—	—	351,877	—
	Outplacement	—	50,000	—	—	50,000	—
	Total:	—	6,636,463	2,257,086	—	6,636,463	2,257,086
R. Andrew Wamser, Jr.
	Cash Severance	—	3,019,329	—	—	3,019,329	—
	Non-Equity Incentive Plan Compensation(2)	—	—	—	—	—	—
	Long Term Incentives- Performance(3)	—	96,498	96,498	—	96,498	96,498
	Long Term Incentives-Time Based(3)	—	1,582,919	1,582,919	—	1,582,919	1,582,919
	Benefit Continuation	—	85,305	—	—	85,305	—
	Outplacement	—		—	—		—
	Total:	—	4,784,051	1,679,417	—	4,784,051	1,679,417

		With Change of Control			Without Change of Control(1)
Name	Compensation Component	Retirement	Without Cause or Good Reason Termination	Death or Disability	Retirement	Without Cause or Good Reason Termination	Death or Disability
Ricardo Nuñez
	Cash Severance	—	2,998,506	750,000	—	2,998,506	750,000
	Non-Equity Incentive Plan Compensation(2)	—	—	—	—	—	—
	Long Term Incentives- Performance(3)	83,911	83,911	83,911	83,911	83,911	83,911
	Long Term Incentives-Time Based(3)	685,507	1,048,354	1,048,355	718,171	1,048,354	1,048,355
	Benefit Continuation	—	88,977	—	—	88,977	—
	Outplacement	—	—	—	—	—	—
	Total:	769,418	4,219,748	1,882,266	802,082	4,219,748	1,882,266
Michael Rickheim
	Cash Severance	—	1,402,500	—	—	1,402,500	—
	Non-Equity Incentive Plan Compensation(2)	—	—	—	—	—	—
	Long Term Incentives- Performance(3)	—	71,324	71,324	—	71,324	71,324
	Long Term Incentives-Time Based(3)	—	512,489	512,488	—	512,489	512,488
	Benefit Continuation	—	19,074	—	—	19,074	—
	Outplacement	—	50,000	—	—	50,000	—
	Total:	—	2,055,387	583,812	—	2,055,387	583,812

(1)
Because a change of control occurred at the time of the Merger (July 6, 2022), if any of the Named Executive Officers experience an involuntary termination without cause or resign for good reason prior to July 6, 2024, they will receive the payments and benefits associated with such terminations following a change of control. Please see above for a description of the payments and benefits that would be provided upon a termination without cause or resignation for good reason absent a change of control.

(2)
Because the termination events are assumed to occur on the last business day of the reporting year (2022), the amount of non-equity incentive plan compensation earned and reported in the Summary Compensation Table would be paid without regard to any special termination conditions and are not included in this table.

(3)
Represents the value of the accelerated vesting of performance-based or time-based long-term equity awards, as applicable. The value of the accelerated vesting of the equity awards reported in this table is based upon our closing stock price of $20.90 on December 30, 2022, the last trading day of 2022.

PAY RATIO
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following disclosure about the relationship of the median of the annual total compensation of our employees to the annual total compensation of Ms. Schertell, our Chief Executive Officer.
Ratio
For 2022,
•
The median of the annual total compensation of all of our employees, other than Ms. Schertell, was $49,743.

•
Ms. Schertell’s annual total compensation was $4,183,018, which differs from the amount reported in the Total column of the Summary Compensation Table — 2022 due to the annualization of Ms. Schertell’s compensation to reflect her mid-year commencement of employment with the Company, as discussed further below.

•
Based on this information, the ratio of the annual total compensation of Ms. Schertell to the median of the annual total compensation of all employees is estimated to be 84 to 1.

Since Ms. Schertell was appointed President and Chief Executive Officer effective July 6, 2022, we annualized her base salary, the amount of her perquisites and other personal benefits (including the cost of her monthly executive benefits), the amount of the Company contributions made on her behalf to the Supplemental RCP and Company 401(k) plan, and the amount of dividends received on unvested equity awards. We did not annualize the value of Ms. Schertell’s Synergy PSUs as the value of such award was not impacted by the period of service during 2022. We did not annualize the value of Ms. Schertell’s payment under Neenah’s annual incentive program for the pre-Merger portion of 2022 or her payment under the Company’s annual incentive program for the post-Merger portion of 2022, as these payments collectively represented incentive payments for the full year 2022.
Identification of Median Employee
We selected December 31, 2022 as the date on which to determine our median employee. As of that date, we had approximately 7,521 employees. In addition, as is permitted by the SEC’s executive compensation disclosure rules, we eliminated 175 employees in China (approximately 2% of our total employee population) from the data set, resulting in 7,346 employees used to determine the median employee.
For purposes of identifying the median employee from this data set, we considered the base salary and annual incentives for all full-time, part-time, temporary and seasonal employees employed as of December 31, 2022 as this represents the principal form of compensation paid to all of our employees. The median employee was identified as a Quality Control employee located in France. The median of the annual total compensation of all of our employees, excluding Ms. Schertell, was $49,743 in 2022, calculated in accordance with the Summary Compensation Table rules.

PAY VERSUS PERFORMANCE
Pay Versus Performance
YEAR(1)	SUMMARY COMPENSATION TABLE TOTAL FOR SCHERTELL ($)(2)	SUMMARY COMPENSATION TABLE TOTAL FOR KRAMER ($)(2)	COMPENSATION ACTUALLY PAID TO SCHERTELL ($)(3)	COMPENSATION ACTUALLY PAID TO KRAMER ($)(3)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NAMED EXECUTIVE OFFICERS ($)(2)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NAMED EXECUTIVE OFFICERS ($)(3)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:(4)		NET INCOME ($ Millions)	ADJUSTED EBITDA ($ Millions)(6)
							Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(5)
2022	3,476,043	14,274,246	2,066,898	11,257,027	3,083,162	1,936,394	58.69	136.42	(6.6)	304.7
2021	N/A	5,150,672	N/A	3,516,159	1,290,711	938,432	78.52	145.27	88.9	209.1
2020	N/A	5,757,874	N/A	5,448,268	1,466,461	1,052,550	101.04	122.68	83.8	212.9

(1)
The Principal Executive Officer (“PEO”) and Named Executive Officers for the applicable years were as follows:

•
2022: Julie Schertell assumed the role of the Company’s President and Chief Executive Officer on July 6, 2022 and Jeffrey Kramer, PhD, served as the Company’s Chief Executive Officer during 2022 through July 5, 2022. The Company’s other Named Executive Officers for 2022 were: R. Andrew Wamser, Jr.; Omar Hoek; Ricardo Nuñez; Michael Rickheim; and Tracey Peacock.

•
2021: Jeffrey Kramer, PhD, served as the Company’s Chief Executive Officer for the entirety of 2021 and the Company’s other Named Executive Officers were: R. Andrew Wamser, Jr.; Omar Hoek; Ricardo Nuñez; and Tracey Peacock.

•
2020: Jeffrey Kramer, PhD, served as the Company’s Chief Executive Officer for the entirety of 2020 and the Company’s other Named Executive Officers were: R. Andrew Wamser, Jr.; Omar Hoek; Ricardo Nuñez; and Daniel Lister.

(2)
Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the applicable year in the case of Ms. Schertell and Dr. Kramer and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable year for the Company’s Named Executive Officers reported for the applicable year other than the PEOs for such years.

(3)
To calculate compensation actually paid (“CAP”), adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. A reconciliation of the adjustments for Ms. Schertell and Dr. Kramer and for the average of the other Named Executive Officers is set forth following the footnotes to this table.

(4)
Pursuant to rules of the SEC, the comparison assumes $100 was invested on December 31, 2019 in our common stock. Historic stock price performance is not necessarily indicative of future stock price performance.

(5)
The TSR Peer Group consists of companies in the S&P SmallCap 600 Materials Index.

(6)
As noted in the CD&A, for 2022, the Compensation Committee determined that Adjusted EBITDA continues to be viewed as a core driver of the Company’s performance and stockholder value creation and, accordingly, was utilized as a component in our post-Merger annual incentive program as well as our pre-Merger performance share awards. Adjusted EBITDA is defined as the sum of (a) Net Income, (b) interest expense, (c) depreciation and amortization expense, and (d) taxes on a consolidated basis for continuing operations. For these purposes, “Net Income” does not include (a) any extraordinary gains or losses, (b) any nonrecurring gains or losses, (c) any gains or losses from asset sales, or (d) any facility/asset closure or restructuring costs.
CAP Adjustments
YEAR	SUMMARY COMPENSATION TABLE TOTAL ($)(a)	(MINUS) CHANGE IN ACCUMULATED BENEFITS UNDER DEFINED BENEFIT AND ACTUARIAL PENSION PLANS ($)(b)	PLUS SERVICE COSTS UNDER DEFINED BENEFIT AND ACTUARIAL PENSION PLANS ($)(c)	(MINUS) GRANT DATE FAIR VALUE OF STOCK AWARDS GRANTED IN FISCAL YEAR ($)(d)	PLUS FAIR VALUE AT FISCAL YEAR-END OF OUTSTANDING AND UNVESTED STOCK AWARDS GRANTED IN FISCAL YEAR ($)(e)	PLUS/(MINUS) CHANGE IN FAIR VALUE OF OUTSTANDING AND UNVESTED STOCK AWARDS GRANTED IN PRIOR FISCAL YEARS ($)(f)	PLUS FAIR VALUE AT VESTING OF STOCK AWARDS GRANTED IN FISCAL YEAR THAT VESTED DURING FISCAL YEAR ($)(g)	PLUS/(MINUS) CHANGE IN FAIR VALUE AS OF VESTING DATE OF STOCK AWARDS GRANTED IN PRIOR YEARS FOR WHICH APPLICABLE VESTING CONDITIONS WERE SATISFIED DURING FISCAL YEAR ($)(h)	(MINUS) FAIR VALUE AS OF PRIOR FISCAL YEAR-END OF STOCK AWARDS GRANTED IN PRIOR FISCAL YEARS THAT FAILED TO MEET APPLICABLE VESTING CONDITIONS DURING FISCAL YEAR ($)(i)	EQUALS COMPENSATION ACTUALLY PAID ($)
Julie Schertell
2022	3,476,043	—	—	(1,790,000)	470,473	(75,575)	—	(14,043)	—	2,066,898
2021	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Jeffrey Kramer
2022	14,274,246	—	—	(4,879,284)	—	—	2,358,349	(496,284)	—	11,257,027
2021	5,150,672	—	—	(3,291,640)	2,182,031	(1,013,582)	—	488,678	—	3,516,159
2020	5,757,874	—	—	(3,110,928)	3,074,670	(11,170)	—	(262,178)	—	5,448,268
Other Named Executive Officers (Average)(j)
2022	3,083,162	(5,501)	5,501	(1,886,660)	757,404	(90,068)	75,909	(3,353)	—	1,936,394
2021	1,290,711	(3,025)	3,025	(598,090)	369,290	(167,603)	—	44,124	—	938,432
2020	1,466,461	(10,411)	10,411	(608,612)	475,782	(1,596)	—	(36,289)	(243,196)	1,052,550

(a)
Represents Total Compensation as reported in the Summary Compensation Table for the indicated fiscal year. With respect to the other Named Executive Officers, amounts shown represent averages.

(b)
Represents the aggregate change in the actuarial present value of the accumulated benefits under all defined benefit and actuarial pension plans reported in the Summary Compensation Table for the indicated fiscal year.

(c)
Represents the sum of the actuarial present value of the benefits under all defined benefit and actuarial pension plans attributable to services rendered during the indicated fiscal year, calculated using the same methodology as used in the Company’s financial statements under generally accepted accounting principles.

(d)
Represents the grant date fair value of the stock awards granted during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(e)
Represents the fair value as of the indicated fiscal year-end of the outstanding and unvested stock awards granted during such fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(f)
Represents the change in fair value during the indicated fiscal year of each stock award that was granted in a prior fiscal year and that remained outstanding and unvested as of the last day of the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.

(g)
Represents the fair value at vesting of the stock awards that were granted and vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(h)
Represents the change in fair value, measured from the prior fiscal year-end to the vesting date, of each stock award that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(i)
Represents the fair value as of the last day of the prior fiscal year of the stock awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(j)
See footnote 1 above for the Named Executive Officers included in the average for each year.

Relationship Between Pay and Performance
We believe the CAP in each of the years reported above and over the three-year cumulative period are reflective of the Compensation Committee’s emphasis on “pay-for-performance” as the CAP fluctuated year-over-year, primarily due to the result of our stock performance and our varying levels of achievement against pre-established performance goals under our annual and long-term incentive programs, including our Adjusted EBITDA performance.

Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our other NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

PEO and Average NEO Compensation Actually Paid
Versus Company TSR
Compensation Actually Paid ($ Millions)
Company TSR (FYE 2019 Indexed to $100)
12
10
8
6
4
2
0
$120
$100
$80
$60
$40
$20
$0
100.00
101.04
78.52
58.69
5.4
1.1
3.5
0.9
11.3
2.1
1.9
2019
2020
2021
2022
Fiscal Year
Jeffrey Kramer, PhD Compensation Actually Paid
Julie Schertell Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Mativ Holdings, Inc. TSR

Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our other NEOs, and our net income during the three most recently completed fiscal years.

PEO and Average NEO Compensation Actually Paid
Versus Net Income
Compensation Actually Paid ($ Millions)
Net Income ($ Millions)
12
10
8
6
4
2
0
90
75
60
45
30
15
0
-15
83.8
88.9
-6.6
5.4
1.1
3.5
0.9
11.3
2.1
1.9
2020
2021
2022
Fiscal Year
Jeffrey Kramer, PhD Compensation Actually Paid
Julie Schertell Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Mativ Holdings, Inc. Net Income

Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Adjusted EBITDA
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our other NEOs, and our Adjusted EBITDA during the three most recently completed fiscal years.

PEO and Average NEO Compensation Actually Paid
Versus Adjusted EBITDA
Compensation Actually Paid ($ Millions)
Adjusted EBITDA ($ Millions)
12
10
8
6
4
2
0
350
300
250
200
150
100
50
0
212.9
209.1
304.7
5.4
1.1
3.5
0.9
11.3
2.1
1.9
2020
2021
2022
Fiscal Year
Jeffrey Kramer, PhD Compensation Actually Paid
Julie Schertell Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Adjusted EBITDA

Description of Relationship Between Company TSR and Peer Group TSR
The following chart compares our cumulative TSR over the three most recently completed fiscal years to that of the S&P SmallCap 600 Materials Index over the same period.

Comparison of Cumulative TSR of Mativ Holdings, Inc. and S&P SmallCap 600 Materials Index
$200
$150
$100
$50
$0
TSR (12/31/2019 Indexed to $100)
122.68
145.27
136.42
101.04
78.52
58.69
12/31/2019
12/31/2020
12/31/2021
12/31/2022
Mativ Holdings, Inc. TSR
S&P SmallCap 600 Materials Index TSR

Performance Measures Used to Link Compensation Actually Paid to Company Performance
The following is a list of financial performance measures, which in the Company’s assessment represent the most important financial performance measures used by the Company to link compensation actually paid to the Named Executive Officers for 2022. Please see the Compensation Discussion & Analysis for further information regarding these measures and how they were used in the 2022 executive compensation program.
•
Adjusted EBITDA

•
Synergy Run Rate Achievement

•
Relative Total Shareholder Return*

•
Adjusted Earnings Per Share*

•
Net Sales *

•
Operating Profit*

*
Used to determine the annual incentive payout for the pre-Merger portion of SWM’s annual incentive program. The performance metrics under the Company’s 2023 annual incentive program will be EBITDA, synergy achievement and safety scorecard.

Compensation of Directors
Every other year, the Compensation Committee reviews non-employee director compensation to evaluate whether non-employee director compensation is consistent with market practices. After considering input from Meridian, the Board determined not to make any changes to the compensation of our non-employee directors in connection with the 2022 pay review. In 2022, each non-employee director received the following cash and stock compensation for service on our Board and its committees:

•
An annual Board retainer of $95,000 in stock plus $70,000 in cash. Retainers are paid quarterly, with the stock retainer valuation based on the closing price on the trading day immediately preceding the grant date and prorated for one partial quarter of service.

•
Additional annual retainer for the Non-Executive Chairman was $75,000 per year, paid quarterly in cash.

•
Directors who serve on committees receive an additional annual retainer, paid quarterly in cash as follows:

•
Audit Committee: $30,000 for Chair; $15,000 for other members

•
Compensation Committee: $20,000 for Chair; $10,000 for other members

•
Nominating & Governance Committee: $15,000 for Chair; $10,000 for other members

A director who is an officer or an employee of the Company or any of its subsidiaries or affiliates does not receive any fees for service as a member of the Board but is reimbursed for expenses incurred as a result of such service. Each non-employee director earned the following compensation in 2022 in addition to reimbursement of his or her actual and reasonable travel expenses.
2022 DIRECTOR COMPENSATION
Name(1)	Fees Earned or Paid in Cash	Stock Awards ($)(2)	Total
Deborah Borg(3)	40,000	47,500	87,500
Mark Bye(3)	47,500	47,500	95,000
William Cook(4)	42,500	47,500	90,000
Jeffrey Keenan	97,500	95,000	192,500
Marco Levi	85,000	95,000	180,000
Kimberly Ritrievi	105,000	95,000	200,000
John Rogers	160,000	95,000	255,000
Shruti Singhal(4)	47,500	47,500	95,000
Tony Thene(4)	47,500	47,500	95,000
Anderson Warlick	100,000	95,000	195,000

(1)
Dr. Kramer and Ms. Schertell are not included in this table as each was an employee of the Company while serving on the Board of Directors and received no additional compensation for their service as directors. The 2022 compensation received by Dr. Kramer and Ms. Schertell as employees of the Company is shown in the 2022 Summary Compensation Table.

(2)
The amounts shown in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. As of December 31, 2022, the total number of stock awards outstanding per director, in the form of deferred shares or deferred share units, were as follows: Ms. Borg — 0; Mr. Bye — 0; Mr. Cook — 0; Mr. Keenan — 2,150; Mr. Levi — 0; Dr. Ritrievi — 1,075; Dr. Rogers — 1,075; Mr. Singhal — 0; Mr. Thene — 0; and Mr. Warlick — 2,206. These totals also include accumulated dividends on stock units.

(3)
Ms. Borg and Mr. Bye resigned from the Board of Directors effective July 6, 2022, in connection with the Merger.

(4)
Messrs. Cook, Singhal and Thene were appointed to the Board of Directors effective July 6, 2022, in connection with the Merger.

U.S. directors may elect to defer all or part of their compensation to the Deferred Compensation Plan No. 2 for Non-Employee Directors, a non-qualified, deferred compensation plan established in 2005 to allow participants to defer receipt of compensation and payment of certain federal and state income taxes. Each participating director has an individual deferral account that is credited with cash or stock units, which include accumulated dividends, with stock units credited under the plan to be settled in shares of Common Stock. Cash credits accrue market-based investment earnings. The stock units do not have any voting rights. Because of regulatory changes, Deferred Compensation Plan No. 2 replaced the Deferred Compensation Plan for Non-Employee Directors in effect from 2000 to 2004, which operated in a similar manner. The earlier plan was frozen as of December 31, 2004 to stop the accrual of additional unvested benefits, other than market-based investment earnings or losses on individual account balances as of that date. The Company provides no guaranty of repayment of the principal amount deferred or of any earnings on the participants’ account balances in either plan. As the Merger constituted a “Change of Control” under the Deferred Compensation Plan No. 2 for Non-Employee Directors, each director who previously elected to be paid a lump sum following a Change of Control was required to have their account balance under the plan paid to them within 60 days following the Merger.

CORPORATE GOVERNANCE
We maintain accountability through our corporate governance policies and practices. Below are highlights of these policies and practices:

•
Director skills and experience cover a well-rounded range of topics and issues

•
89% of directors are independent (all except CEO)

•
Annual Board and committee evaluations

•
Regular executive sessions of independent directors

•
Executive officer and non-employee director stock ownership guidelines

•
No stockholder rights plan

•
Active oversight of enterprise risk management

•
Directors are not eligible for reelection after the age of 72

•
Hedging or pledging Company equity, directly or indirectly, is prohibited for directors and key executives, and all other employees are strongly discouraged from engaging in similar transactions

•
Policy on Orientation and Continuing Education for Board members, including training in compliance programs

•
Membership for each director in the National Association of Corporate Directors (NACD)

Board of Directors and Standing Committees
Board Leadership Structure
The Board is led by the Chair of the Board. Since 2019, Dr. Rogers has served as Chair of the Board. As an independent director, Dr. Rogers serves as Non-Executive Chair. Dr. Rogers is expected to serve as Chair of the Board until the annual meeting of stockholders held in 2024.
Pursuant to our By-Laws, promptly after the annual meeting of stockholders held in 2024 (or December 31, 2024 if an annual meeting of stockholders of the combined company is not held in 2024), the continuing directors from SWM, or their successors, will have the right to elect a replacement non-executive Chair to the board of directors following Dr. Rogers’ tenure, to serve until the end of the Governance Period (the date of the annual meeting of stockholders held in 2025, or December 31, 2025, if an annual meeting is not held in 2025).
The Board believes that whether one person should simultaneously occupy the offices of Chair of the Board and Chief Executive Officer should be determined by the Board in its business judgment, on a periodic basis, including at any time there is a vacancy in either position, after considering relevant factors at the time, such as the specific needs of the business and the best interests of the Company and its stockholders. When the same person holds the Chair and Chief Executive Officer roles or when the Chair is not independent, the independent directors elect a Lead Non-Management Director for a two-year term, and after two of such terms, he or she becomes ineligible to stand for re-election to that position for at least one term.
The Non-Executive Chair acts as liaison between the Chief Executive Officer and the independent directors. The Non-Executive Chair or non-management directors as a group can retain such independent experts they deem to be necessary or desirable, with the costs borne by the Company. There is also total freedom of communication between any director and the Chief Executive Officer and any other member of management, and such communications are not required to go through the Non-Executive Chair or the Chief Executive Officer, in the case of director communication with other members of management. The Non-Executive Chair will be available for consultation and direct communication if requested by any major stockholder of the Company.
Director Independence
An independent director is a person who is free from any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Annually, the Board will assess the independence of each non-management director based on the existence or absence of a material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). In addition to the independence standards of the SEC and the NYSE, the Board has adopted certain categorical standards of independence. The following persons shall not be considered independent:
a.   A director who is employed by the Company or any of its affiliates for the current year or any of the past five years.
b.   A director who is, or in the past five years has been, affiliated with or employed by a (present or former) auditor of the Company (or of an affiliate).
c.   A director who is, or in the past five years has been, part of an interlocking directorate in which an executive officer of the Company serves on the compensation committee of another company that concurrently employs the director.
d.   A director who is, or in the past five years has been, a Family Member of an individual who was employed by the Company or any of its affiliates as an executive officer. The term “Family Member” shall mean a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than household employees) who shares such person’s home.
e.   A director who, during the current fiscal year or any of the past five fiscal years, personally provided services to the Company or its affiliates that had an annual value in excess of $60,000; or who was paid or accepted, or who has a non-employee Family Member who was paid or accepted, any payments from the Company or any of its affiliates in excess of $60,000 other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation.
f.   A director who is a partner in, or a controlling stockholder or an executive officer of, any organization (profit or non-profit) to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company’s securities) that exceed one percent (1%) of the recipient’s annual consolidated gross revenues in the current year or any of the past five fiscal years; unless, for provisions (e) and (f), the Board expressly determines in its business judgment that the relationship does not interfere with the director’s exercise of independent judgment.
Based on the foregoing standard, as well as the applicable standards for independence articulated by the NYSE and the SEC, the Board affirmatively determined that the following current and former directors met the applicable independence standards:
Deborah Borg*	Mark L. Bye*
William M. Cook	Jeffrey J. Keenan
Marco Levi	Kimberly E. Ritrievi
John D. Rogers	Shruti Singhal
Tony R. Thene	Anderson D. Warlick

*
Resigned from the Board in July 2022

Ms. Schertell is a member of management and is not independent. Dr. Kramer, who resigned from the Board in July 2022, was a member of management and not independent during the period in which he served as a director in 2022.
Financial Experts
The Board determined that Drs. Ritrievi and Rogers, and Messrs. Cook, Keenan and Singhal each qualify as “audit committee financial experts” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K.
Standing Committees
Each of the Audit Committee, the Compensation Committee and the Nominating & Governance Committee is a “Standing Committee” of the Board. Each Standing Committee is composed entirely of independent directors.

The following table lists the current members, principal functions and meetings held in 2022 for each of the Standing Committees:
Members	Principal Functions	Meetings in 2022
Audit Committee Kimberly E. Ritrievi (Chair) William M. Cook Jeffrey J. Keenan John D. Rogers Shruti Singhal No member serves on the audit committee of more than three public companies, including the Company’s Audit Committee.	• Appointment of outside auditors to audit the records and accounts of the Company	7
	• Retain and compensate outside auditors
	• Review scope of audits, provide oversight in connection with internal control, financial reporting and disclosure systems
	• Monitor the Company’s compliance with legal and regulatory requirements
	• The nature and scope of the Committee’s responsibilities are set forth in further detail under the caption “Audit Committee Report”
Compensation Committee Anderson D. Warlick (Chair) Marco Levi Tony R. Thene	• Evaluate and approve executive officer compensation	3
	• Review compensation strategy, plans and programs and evaluate related risk
	• Evaluate and make recommendations on director compensation
	• The nature and scope of the Committee’s responsibilities are set forth in further detail under the caption “Compensation Discussion & Analysis”
Nominating & Governance Committee Tony R. Thene (Chair) Jeffrey Keenan Shruti Singhal Anderson D. Warlick	• Review and recommend to the Board candidates for election by stockholders or to fill any vacancies on the Board; evaluate stockholder nominees	2
	• Oversee the Board, committee and individual director evaluation processes
	• Evaluate, monitor and recommend changes in the Company’s governance policies

•
Oversee and report to the Board on the succession planning process with respect to directors and the Chief Executive Officer, including review of a transition plan in the event of an unexpected departure or incapacity of the Chief Executive Officer

	• Oversight of environmental, social and governance (ESG) matters
Director Attendance
Prior to the Merger, the Board of Directors of SWM met three times in 2022 and the Board of Directors of Neenah met two times in 2022. In addition, prior to the Merger the Board of Directors of SWM and the Board of Directors of Neenah each held numerous informational calls to discuss the Merger and receive updates from their respective management teams on the status of the Merger. After the Merger, the Board of the combined company met three times in 2022. All of our directors then in office attended 100 percent of the meetings of the Board and applicable committees in 2022.

The Company expects members of the Board to attend each Annual Meeting and all directors who were then in office attended the 2022 Annual Meeting.
Director Training
From time to time, directors participate in the Company’s compliance training programs and in programs directed specifically to the due and proper execution of their duties as directors. The Board adopted a Policy on Orientation and Continuing Education for Board Members as part of the Company’s Corporate Governance Guidelines. The policy requires orientation for new directors and ongoing presentations and training for existing directors, as well as periodic reports on continuing education to the Nominating & Governance Committee.
Board Evaluation
The Board and its committees conduct annual self-evaluations, and the Non-Executive Chair or Lead Independent Director, as applicable, may also engage individual Board members regarding Board or Committee performance. Evaluations of individual directors occur in connection with the evaluation of each director’s nomination for re-election to an additional term and also after completing the first year of Board service for any new director. For purposes of this policy, directors that served on the board of directors of Neenah immediately prior to the Merger are not considered new directors in their first year of Board service. The Nominating & Governance Committee oversees the Board, committee, and individual evaluation processes.
Board Exercise of Risk Oversight
The Board as a whole and through its committees exercises oversight of enterprise risk at a number of levels and utilizes formal and informal mechanisms to do so.
The Audit Committee plays a material role in oversight of financial, disclosure and liquidity risk issues and oversees the internal control mechanisms used by management in both the financial and non-financial areas. The Audit Committee regularly discusses with management major financial and cybersecurity risk exposures, compensation risks and other risks, and the steps management has taken to monitor and control such exposures. Virtually every Audit Committee meeting includes items relating to risk review, including ongoing review of financial results, control issues, compliance audit processes and results, debt covenant compliance, hedging activities and liquidity measures. The Audit Committee has regular interaction with the Company’s independent auditors throughout the year, including executive sessions to address internal control and other matters.
The Nominating & Governance Committee regularly assesses the Company’s governance controls. It also undertakes an ongoing review of succession planning, including to assure an appropriate process exists to find appropriately qualified replacement directors as needed for the Board and its committees and to maintain the continuity of management. In addition, the Nominating & Governance Committee oversees the Company’s environmental and sustainability efforts and progress, including related risks.
The Compensation Committee assesses compensation design and levels from the perspectives of market reasonableness and appropriateness to the objectives of retaining the quantity and level of management expertise and depth required for the successful execution of the Company’s business goals. The Compensation Committee also assesses the risk posed by the Company’s compensation program design and practices and the probability that they might result in adverse impacts on the Company.
The Board as a whole regularly reviews financial performance and risks to that performance, competitive market situations, risks to operations and operating capabilities, regulatory change and strategic planning. These reviews are provided through regularly scheduled financial and operations reviews and regular Committee Chair reports to the Board. More in-depth reviews are provided periodically on selected topics, e.g., litigation and regulatory compliance, customer satisfaction, environmental and sustainability related risks, and performance assessments and strategic planning.
The Company maintains an internal audit department and an Enterprise Risk Management (“ERM”) function to oversee the development, implementation and ongoing refinement of a comprehensive ERM program. As part of this program, we undertake an extensive exercise to identify and assess the most significant risks across the enterprise. This annual process includes a robust analysis of both internal and external factors that may impede our ability to execute our strategies, meet business objectives or achieve stakeholder requirements and expectations. We also conduct interviews with senior leaders to identify material risks. This leads us to develop and execute comprehensive actions to manage or mitigate these risks. Furthermore, we continuously monitor these risks and the evolving environment to proactively identify and respond to shifting or emerging risks and strive to provide ongoing assurance that risks are effectively and efficiently managed.
Cybersecurity Matters
Oversight of cybersecurity risk is a joint responsibility of Board and the Audit Committee. The Audit Committee reviews IT risk as part of the quarterly internal audit and ERM update it receives. The Company’s Chief Information Officer will brief the Board on information security matters at least once annually. The Company maintains a cybersecurity insurance policy. Additionally, SWM’s cybersecurity procedures have been externally audited based on the National Institute of Standards and Technology (NIST) cybersecurity framework, with the most recent audit completed in January 2023. Neenah’s cybersecurity policies were externally audited in 2021 based on the Center for Internet Security (CIS) cybersecurity framework.
In addition to oversight by the Audit Committee and Board, the Company has a Working Council and Executive Council chaired by the Company’s Chief Information Officer that meet regularly to assess the Company’s response to IT and cybersecurity priorities.
As part of the Company’s compliance program, the Company provides educational videos and training to employees on an annual basis that include cybersecurity risk management awareness and sends employees monthly notifications regarding potential cybersecurity risks. The Company also routinely performs assessments of IT and cybersecurity risks and maintains controls to mitigate those risks.
As previously disclosed, during the three-month period ending September 30, 2022, the Company became aware of a cyber attack that had been recently made against certain systems within the Company’s network environment. The attack temporarily affected operations and caused delays in execution of sales transactions at some locations. In addition, the Company incurred financial costs to investigate and remediate the incident, some of which are expected to be mitigated by insurance. During the incident, the attackers accessed and exfiltrated Company data, including some personally identifying information of certain Company employees. The Company believes it has contained the incident, which only affected certain systems, and it has restored operations and notified affected individuals. The Company has put in place remediation measures designed to help prevent future similar attacks and has proactively undertaken to implement certain other enhancements to its security system.
Environmental and Social Matters
We believe that building long-term value for our customers, employees and stockholders includes a focus on ensuring the long-term sustainability of our business, good corporate citizenship, and contributing to our communities. Corporate responsibility has long been part of the Mativ corporate mission and is one of our core values.
Our manufacturing facilities and corporate office have a longstanding tradition of community engagement and reducing our impact on the environment. We maintain our Supplier Code of Conduct and our Sustainable Forestry Policy to further align with our sustainability goals.
In March 2023, the Company released a 2023 ESG Commitment Message as part of its ongoing efforts to increase transparency around its ESG strategy and initiatives. The report highlights the Company’s commitment to sustainable business practices and how it is addressing key ESG areas of focus.
The report includes information regarding:
•
Our environmental practices;

•
Our commitment to social responsibility, including supporting our employees and their health, safety, and development;

•
Our culture that promotes diversity of thought, teamwork, creativity, and innovation; and

•
Our commitment to supporting local communities, among other topics.

Please refer to the Company’s 2023 ESG Commitment Message, available at www.mativ.com, for further information.
Some of our key environmental and community initiatives are highlighted below:
Environmental Initiatives
•
Sustainable Packaging Material: The NEENAH ENVIRONMENT® Mailer is designed for the shipping or mailing of non-fragile soft goods, like clothing. The NEENAH ENVIRONMENT® Mailer is constructed from a proprietary, patent-pending, paper-based substrate developed to allow premium printability while providing superior water and puncture resistance. It is made with approximately 50% post-consumer waste and is blue-bin/curbside recyclable. In addition, it carries multiple 3rd party certifications, including FSC®, Green-e® and SmartWay™.

•
Sustainable Innovation: The Company developed RevonexTM membrane backing paper which improves reverse osmosis filtration efficiency by eliminating bleed-through. In addition, the Company developed a biodegradable cigarette filter media that is designed to replace cellulose acetate which contributes to microplastics pollution (or similar debris) in the ocean.

•
Filtration Products that Benefit Society: Mativ produces a diverse portfolio of products that make water and air cleaner and safer. Our HVAC air filtration media can reach removal efficiencies as high as 99.9% while our ASD netting can provide up to a 20% decrease in pressure drop during Reverse Osmosis filtration decreasing energy costs and allowing customers to provide energy efficient water filtration solutions.

•
Reducing Greenhouse Gas (GHG) Emissions and Supporting Air Quality: We recognize the importance of reducing our GHG emissions and have prioritized actions to reduce our Scope 1 and Scope 2 emissions, such as specific initiatives and equipment replacements intended to improve energy efficiency. We also currently have several renewable energy feasibility studies underway.

•
Partnership with Planet Water Foundation: The Company partners with Planet Water Foundation to support global efforts to improve access to clean, safe water. In 2022, through our support, the Foundation installed four AquaTower water systems in India in the state of Tamil Nadu and three AquaHome systems in the Philippines. The four AquaTower systems in India are providing clean, safe drinking water for up to 7,224 people each day. The three AquaHome systems in the Philippines are providing families with solar powered electricity and drinking water at home.

•
FSC Certification: All unprocessed wood fiber and pulp and wood-based bioenergy consumed are sourced exclusively from suppliers maintaining FSC and/or PEFC Chain of Custody certification and/or have achieved FSC and/or PEFC Mix Credit or Controlled Wood certification. The packaging we use for our own business purposes (as opposed to the packaging we sell) is not necessarily certified or derived from certified suppliers, as we often purchase from small suppliers for whom certification is cost-prohibitive.

•
Environmental Certification and Energy Efficiency: 15 Mativ locations are certified to ISO 14001 for environmental management systems and 7 locations are certified to the ISO 50001 energy management standard. In 2022, our Engineered Paper locations launched an in-depth energy efficiency initiative to improve energy efficiency and reduce carbon emissions.

•
Biodiversity Support: The Company has a history of supporting local biodiversity initiatives, such as the installation of salmon and eel runs in the Isole River near our Engineered Paper facility in Quimperlé, France, and the planting of native trees and rebuilding of natural habitat near our plant in Santanesia, Brazil.

•
Recycling: Our U.S.-based Advanced Materials & Structures manufacturing sites have recycled more than 6 million pounds of plastic in 2022 with some of the recycled plastic being used in new products. Across the Company more than 33 million pounds of cardboard and paper were recycled. Many other initiatives are in place involving the reuse of waste products and packaging materials.

Community Initiatives
•
In addition to investing in area communities where our facilities are located by providing jobs and sourcing products, we support efforts to make our communities stronger through financial donations and volunteer participation. Most of our philanthropic efforts are locally directed, empowering our employees to contribute their time and expertise to organizations that matter to them and serve the unique needs of their communities. We donate to nonprofit or community organizations that support the communities where our plants are located.

We continue to look for ways to enhance the sustainability of our business and make a positive impact on the communities in which we live and serve.
Corporate Governance Documents
We have adopted a code of conduct (the “Code of Conduct”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and other persons performing similar functions. The Code of Conduct is posted on the Governance page of the Company’s website at https://ir.mativ.com/investors/governance/governance-documents/. To the extent required under applicable SEC and NYSE rules, any waivers of, or changes to, the Code of Conduct will be posted on our website or otherwise publicly disclosed. In addition, copies of the Company’s Corporate Governance Guidelines and the charters for each of the Standing Committees can also be found on the Governance page of the Company’s website at https://ir.mativ.com/investors/governance/governance-documents/. Copies of these documents may also be obtained by directing a written request to the Investor Relations Department at Mativ Holdings, Inc., 100 North Point Center East, Suite 600, Alpharetta, Georgia 30022.
Transactions with Related Persons
The Board has adopted written policies and procedures for the review, approval or ratification of any transaction involving an amount in excess of $120,000 in which the Company was or is to be a participant and in which any director or executive officer of the Company, any nominee for director, any 5% or greater stockholder, or any immediate family member of the foregoing has or will have a material interest as contemplated by Item 404(a) of Regulation S-K (each such transaction, a “Related Person Transaction”). Under these policies and procedures, the Audit Committee or a subcommittee of the Board consisting entirely of independent directors reviews the transaction and either approves or rejects the transaction after taking into account the following factors:
•
Whether the proposed transaction is on terms that are at least as favorable to the Company as those achievable with an unaffiliated third party;

•
Size of the transaction and amount of consideration;

•
Nature of the interest;

•
Whether the transaction involves a conflict of interest;

•
Whether the transaction involves services available from unaffiliated third parties; and

•
Any other factors that the Audit Committee or subcommittee deems relevant.

The policy does not apply to (a) compensation and related person transactions involving a director or an executive officer solely resulting from that person’s service as a director or employment with the Company so long as the compensation is approved by the Board (or an appropriate committee thereof), (b) transactions involving the rendering of services as a public utility at rates or charges fixed in conformity with law or governmental authority or (c) any other categories of transactions currently or in the future excluded from the reporting requirements of Item 404(a) of Regulation S-K.
Since January 1, 2022, the Company has not participated in any Related Person Transaction.

PROPOSAL TWO
RATIFICATION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023
Selection of the Independent Registered Public Accounting Firm
The Audit Committee has recommended, and the Board has selected, Deloitte & Touche LLP (“Deloitte & Touche”) to serve as the Company’s independent registered public accounting firm (the “outside auditor”) for fiscal year 2023. Although it is not required to do so, the Audit Committee is asking our stockholders to ratify the Board’s selection of Deloitte & Touche. If our stockholders do not ratify the selection of Deloitte & Touche, the Board may reconsider its selection. Even if the selection is ratified by our stockholders, the Audit Committee may in its discretion change the appointment at any time during the year, if it determines that such a change would be in the best interest of the Company and its stockholders.
Representatives of Deloitte & Touche will be at the Annual Meeting to answer appropriate questions. They also will have the opportunity to make a statement if they wish to do so.
Board Recommendation
The Board of Directors and the Audit Committee unanimously recommend a vote FOR ratification of the selection of Deloitte & Touche as our outside auditor for fiscal year 2023.
Information Regarding the Independent Registered Public Accounting Firm
Audit, Audit Related, Tax and All Other Fees
The following table summarizes the aggregate fees relating to amounts billed to the Company by its outside auditor, Deloitte & Touche, the member firm of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”), for the fiscal years ended December 31, 2022 and 2021:
	2022	2021
Audit Fees(1)	4,925,035	3,695,561
Audit-Related Fees(2)	0	0
Total Audit and Audit-Related Fees	4,925,035	3,695,561
Tax Compliance Services(3)	191,798	147,939
Tax Consulting and Planning Services(4)	717,673	2,480,944
Total Tax Fees	909,471	2,628,883
All Other Fees(5)	1,895	1,895
Total Fees	5,836,401	6,326,339

(1)
Includes fees billed for professional services rendered in connection with the audit of the annual financial statements, audit of the Company’s internal control over financial reporting and management’s assessment thereof, review of financial statements included in the Company’s quarterly reports on Form 10-Q and for services provided for statutory and regulatory filings or engagements.

(2)
Includes fees incurred for assurance and related services and consultation on regulatory matters or accounting standards, as well as consultations on internal controls.

(3)
Includes fees incurred for tax return preparation and compliance.

(4)
Includes non-audit fees incurred for tax advice and tax planning.

(5)
Includes fees primarily related to subscription services and comfort letter procedures.

Pre-approval Policies and Procedures
All of the services listed above and performed by the outside auditor were pre-approved in accordance with the pre-approval policy and procedures adopted by the Audit Committee. These procedures describe the permitted audit, audit-related, tax and other services (collectively, the “Disclosure Categories”) that the outside auditor may perform. The procedures require that prior to the beginning of each fiscal year, a description of the services (the “Service List”) in each of the Disclosure Categories expected to be performed by the outside auditor in the following fiscal year be presented to the Audit Committee for pre-approval.
Services provided by the outside auditor during the following year that are included in the Service List are pre-approved by the Audit Committee in accordance with its pre-approval policy and procedures. Any requests for audit, audit-related, tax, and other services not contemplated on the Service List must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. Pre-approval is typically reviewed and granted at regularly scheduled meetings of the Audit Committee; however, the authority to grant specific pre-approval between meetings, if necessary, has been delegated, subject to certain dollar limitations, to the Chair of the Audit Committee. In the event of specific pre-approval granted by the Chair between meetings of the Audit Committee, the Chair is required to update the Audit Committee at its next regularly scheduled meeting on such grant.
In addition, although not required by the rules and regulations of the SEC, the Audit Committee is provided a range of fees associated with each proposed service on the Service List and any services that were not originally included on the Service List. Providing a range of fees for a service incorporates appropriate oversight and control of the outside auditor when time is of the essence. The policy does not contain a de minimis provision that would provide retroactive approval for permissible non-audit services under certain circumstances.
On a periodic basis, the Audit Committee reviews the status of services and fees incurred to-date against the Service List and the forecast of remaining services and fees for the applicable fiscal year.

AUDIT COMMITTEE REPORT
The following report summarizes the Audit Committee’s actions during 2022. This report shall not be deemed to be incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.
In accordance with its written charter, the Audit Committee assists the Board of Directors by overseeing and monitoring:
(1)
the integrity of the Company’s financial statements;

(2)
the Company’s compliance with legal and regulatory requirements;

(3)
the outside auditor’s qualifications and independence; and

(4)
the performance of the Company’s internal control function, its system of internal and disclosure controls, and the outside auditor.

The members of the Audit Committee meet the applicable independence and experience requirements of the SEC and the NYSE and the standards for determining a director’s independence adopted by the Board.
The Audit Committee reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2022 with management and Deloitte & Touche, the Company’s outside auditor. Management is responsible for the preparation of the Company’s financial statements, and the outside auditor is responsible for conducting an audit of such financial statements.
The Audit Committee has received from the outside auditor the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board (United States) regarding the outside auditor’s communications with the Audit Committee concerning independence, has discussed the independence of the outside auditor with the outside auditor and has satisfied itself as to the outside auditor’s independence.
The Committee reviewed with the outside auditor its audit plans, audit scope and identification of audit risks. The Audit Committee also discussed with management and the outside auditor the quality and adequacy of the Company’s internal control function and its system of internal and disclosure controls.
The Audit Committee discussed and reviewed with the outside auditor all communications required by SEC regulations and by the standards of the Public Company Accounting Oversight Board (United States), and, with and without management present, discussed and reviewed the results of the outside auditor’s examination of the financial statements.
The Audit Committee discussed, reviewed and monitored the Company’s plans and activities related to compliance with Section 404 of the Sarbanes-Oxley Act of 2002 on a regular basis.
Based on the above-mentioned reviews and discussions with management and the outside auditor, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.
The Audit Committee also recommended the reappointment of Deloitte & Touche to serve as the Company’s outside auditor for fiscal year 2023, and the Board concurred with such recommendation.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Kimberly E. Ritrievi (Chair)
William M. Cook
Jeffrey J. Keenan
John D. Rogers
Shruti Singhal

PROPOSAL THREE
NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
As required by Section 14A of the Exchange Act pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, the Board is providing our stockholders with an advisory vote on Executive Compensation. This advisory vote, commonly known as a “say on pay” vote, is a non-binding vote on executive compensation paid to our Named Executive Officers as disclosed pursuant to Regulation S-K, including in the “Compensation Discussion & Analysis,” the accompanying compensation tables and the corresponding narrative discussion and footnotes set forth on pages 17 to 35. The Company intends to submit this “say on pay” vote to its stockholders annually, consistent with the results of the advisory vote on frequency approved by the stockholders at the 2017 Annual Meeting of Stockholders.
As described in detail in the Compensation Discussion & Analysis, the Compensation Committee of the Board believes that the Company’s executive compensation program should reward actions and behaviors that build a foundation for the long-term performance of the Company, while also rewarding the achievement of short-term performance goals informed by the Company’s strategy. To align the Company’s executive compensation program with the Committee’s compensation philosophy, the Compensation Committee has adopted the following objectives:
•
Pay-for-performance

•
Align performance goals and executive compensation with stockholder interests

•
Total target compensation set within a range of market median value for like skills and responsibilities to attract, retain and motivate executive officers

We are committed to having strong governance standards with respect to our executive compensation program, policies and practices. Consistent with this focus, we maintain the following policies and practices that we believe demonstrate our commitment to executive compensation best practices.
What We Do:
✓	Pay-for-performance.
✓	Maximum payout caps for incentive compensation.
✓	Linkage between quantitative performance measures and operating objectives.
✓	“Double trigger” in the event of a change-in-control.
✓	Independent compensation consultant.
✓	Stock ownership guidelines.
✓	Annual risk assessment.
✓	Annual peer group review.
✓	Multi-year performance period.
✓	Clawback policy.
What We Don’t Do:
×	No change-in-control tax gross-ups.
×	The Company does not re-price stock options or buy-back equity grants.
×	The Company does not allow directors and key executives (including all Named Executive Officers) to hedge or pledge their Company securities.
×	No executive employment contracts unless required by local law.
×	No excessive perquisites.
We believe that our executive compensation practices, in combination with a competitive market review, contribute to an executive compensation program that is competitive yet strongly aligned with stockholder interests.

Accordingly, the Board recommends that our stockholders vote for the “say on pay” vote as set forth in the following resolution:
RESOLVED, that our stockholders approve, on an advisory basis, the compensation paid to our Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including in the “Compensation Discussion & Analysis,” the accompanying compensation tables and the corresponding narrative discussion and footnotes.
Stockholders are not ultimately voting to approve or disapprove the Board’s recommendation. As this is an advisory vote, the outcome of the vote is not binding on the Company with respect to future executive compensation decisions, including those relating to its Named Executive Officers, or otherwise. The Compensation Committee and Board expect to take into account the outcome of the vote when considering future executive compensation decisions.
Board Recommendation
The Board of Directors unanimously recommends a vote FOR the approval of the advisory resolution relating to the compensation of our Named Executive Officers as disclosed in this Proxy Statement.

PROPOSAL FOUR
NON-BINDING ADVISORY VOTE TO APPROVE THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION
As required under Section 14A of the Exchange Act pursuant to the Dodd-Frank Act, the Board is asking the Company’s stockholders to indicate the frequency with which they believe an advisory vote on executive compensation, or a “say-on-pay” vote, should occur. Stockholders may indicate whether they prefer that we hold a “say-on-pay” vote every three years, every two years or every one year, or they may abstain from this vote.
The Board, on recommendation of the Compensation Committee, has determined that a “say-on-pay” vote every year is the best approach for our Company and our stockholders. Accordingly, the Board recommends that our stockholders vote for a frequency of every ONE YEAR when voting on the advisory vote on the frequency of a “say-on-pay” vote.
Stockholders are not ultimately voting to approve or disapprove the Board’s recommendation. As this is an advisory vote, it is not binding on the Company and the Compensation Committee and Board may decide that it is in the best interest of the Company and the stockholders to hold a “say-on-pay” vote more or less frequently than the preference receiving the highest number of votes of our stockholders. The Compensation Committee and Board expect to take into account the outcome of the vote when considering the frequency of “say-on-pay” votes.
Board Recommendation
The Board of Directors unanimously recommends a vote for a frequency of every ONE YEAR as the frequency of the non-binding advisory vote regarding executive compensation for our Named Executive Officers.

OTHER INFORMATION
Stockholder Proposals and Director Nominations for the 2024 Annual Meeting
Stockholder proposals to be considered for inclusion in the Company’s proxy statement and form of proxy for the 2023 Annual Meeting of Stockholders must be received by the Company’s Chief Legal Officer, Secretary and Chief Compliance Officer at the Company’s principal executive office no later than November 18, 2023. All proposals for inclusion in the Company’s proxy statement must comply with all of the requirements of Rule 14a-8 under the Exchange Act.
Pursuant to Paragraphs 15 and 19 of the Company’s By-Laws, stockholders must give advance notice of other business to be addressed, or nominations for director, at the 2024 Annual Meeting not earlier than December 22, 2023 and not later than January 21, 2024. All proposals and nominations must comply with all of the requirements set forth in the Company’s By-Laws, a copy of which may be obtained from the Company’s Chief Legal Officer, Secretary and Chief Compliance Officer.
In addition to satisfying the foregoing requirements under Company’s By-Laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 20, 2024.
Annual Report on Form 10-K and Proxy Statement
The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (including the consolidated financial statements and schedules thereto but excluding exhibits) has been included with the mailing of this Proxy Statement to stockholders of record and beneficial holders as of March 1, 2023. Additional copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (excluding exhibits) will be provided without charge to each stockholder requesting such copies in writing. The written request should be directed to the Investor Relations Department at Mativ Holdings, Inc., 100 North Point Center East, Suite 600, Alpharetta, Georgia 30022. In addition, the Annual Report on Form 10-K, Notice of Meeting, Proxy Statement and form of proxy are available on the Company’s website at www. mativ.com.
Communicating with the Board
Stockholders and interested parties may communicate directly with the Board or any of its members, including the Non-Executive Chair, the Chair of the Audit Committee and the independent directors as a group, by telephonic or written communication as set forth below. Each communication intended for the Board or any of its members and received by the Secretary that is related to the operation of the Company will be forwarded to the designated person. The Secretary may screen communications solely for the purpose of eliminating communications that are commercial in nature or not related to the operation of the Company and conducting appropriate security clearance. All communications relating to the operation of the Company shall be forwarded to the designated recipient in their entirety.
If by phone:
A voice mail message may be left identifying the individual to whom it is directed by calling (866) 528-2593. This is a toll-free call and is monitored and accessible by the office of the Secretary of the Company. Messages received on this line will be maintained in confidence to the extent practicable.

If by mail:
A sealed envelope prominently marked “Confidential” on the outside of the envelope that is directed to the attention of any director(s), including the Non-Executive Chair, the Chair of the Audit Committee or the independent directors as a group, as appropriate, may be mailed to:

Secretary
Mativ Holdings, Inc.
100 North Point Center East — Suite 600
Alpharetta, Georgia 30022

YOUR VOTE IS IMPORTANT
You are encouraged to let us know your preferences by marking the appropriate boxes on the enclosed proxy card or by voting over the Internet prior to the Annual Meeting. Or, if your shares are held in “street name,” please refer to the voting instruction form provided with this Proxy Statement.

ANNUAL MEETING OF STOCKHOLDERS OF

MATIV HOLDINGS, INC.

April 20, 2023

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement and Proxy Card are available at www.mativ.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00003333304000000100 3 042023

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, "FOR" PROPOSALS 2 AND 3 AND EVERY "ONE YEAR" ON PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Three Class I Directors:

NOMINEES:	FOR	AGAINST	ABSTAIN
William M. Cook	☐	☐	☐
Jeffrey J. Keenan	☐	☐	☐
Marco Levi	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. Ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2023.	☐	☐	☐
3. Approve, on an advisory basis, the Company's executive compensation.	☐	☐	☐

	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
4. Approve, on an advisory basis, the frequency of the advisory vote regarding executive compensation.	☐	☐	☐	☐

NOTE: The proxies are authorized to vote, at their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the 2022 Annual Report to Stockholders.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Please mark here if you plan to attend the meeting. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

MATIV HOLDINGS, INC.

April 20, 2023

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement and Proxy Card are available at www.mativ.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00003333304000000100 3 042023

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, “FOR” PROPOSALS 2 AND 3 AND EVERY "ONE YEAR" ON PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Three Class I Directors:

NOMINEES:	FOR	AGAINST	ABSTAIN
William M. Cook	☐	☐	☐
Jeffrey J. Keenan	☐	☐	☐
Marco Levi	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. Ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2023.	☐	☐	☐
3. Approve, on an advisory basis, the Company's executive compensation.	☐	☐	☐

	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
4. Approve, on an advisory basis, the frequency of the advisory vote regarding executive compensation.	☐	☐	☐	☐

NOTE: The proxies are authorized to vote, at their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the 2022 Annual Report to Stockholders.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Please mark here if you plan to attend the meeting. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

MATIV HOLDINGS, INC.

April 20, 2023

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

DURING THE MEETING - You may vote your shares during the live webcast at https://web.lumiagm.com/297731529 (password: "mativ2023").

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement and Proxy Card
are available at www.mativ.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

00003333304000000100 3 042023

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, "FOR" PROPOSALS 2 AND 3 AND EVERY "ONE YEAR" ON PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Three Class I Directors:

NOMINEES:	FOR	AGAINST	ABSTAIN
William M. Cook	☐	☐	☐
Jeffrey J. Keenan	☐	☐	☐
Marco Levi	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. Ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2023.	☐	☐	☐
3. Approve, on an advisory basis, the Company's executive compensation.	☐	☐	☐

	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
4. Approve, on an advisory basis, the frequency of the advisory vote regarding executive compensation.	☐	☐	☐	☐

NOTE: The proxies are authorized to vote, at their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the 2022 Annual Report to Stockholders.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Please mark here if you plan to attend the meeting. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.